                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                                             Statement of Additional Information
                                                               dated May 1, 2007
                                          as amended and restated August 1, 2007

                       Statement of Additional Information
                        John Hancock Variable Account JF

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of deferred combination fixed and variable annuity contracts (singly, a "CONTRACT and collectively, the "CONTRACTS" issued by JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO") in all jurisdictions as follows:

                         PROSPECTUSES ISSUED BY JHVLICO
           (to be read with this Statement of Additional Information)

                          Declaration Variable Annuity
                            Patriot Variable Annuity
                       Revolution Access Variable Annuity
                        Revolution Extra Variable Annuity
                        Revolution Value Variable Annuity

Unless otherwise specified, "WE," "US," "OUR," or a "COMPANY" refers to the applicable issuing company of a Contract. You, the contract owner, should refer to the first page of your variable annuity contract for the name of your issuing company.

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Annuity Service Office                  Mailing Address
601 Congress Street                     Post Office Box 55106
Boston, Massachusetts 02210-2805        Boston, Massachusetts 02205-5106
(617) 663-3000 or (800) 732-5543        www.jhannuities.com

JHVLICO Var ACCT JF SAI 8/07


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                                Table of Contents

DISTRIBUTION...............................................................    3
   SPECIAL COMPENSATION AND REIMBURSEMENT ARRANGEMENTS.....................    3
CALCULATION OF PERFORMANCE DATA............................................    6
   MONEY MARKET VARIABLE INVESTMENT OPTIONS................................    6
   OTHER VARIABLE INVESTMENT OPTIONS.......................................    6
      "Standardized" Total Return..........................................    6
      Yield................................................................    7
      "Non-Standardized" Performance.......................................    7
OTHER PERFORMANCE INFORMATION..............................................    7
CALCULATION OF ANNUITY PAYMENTS............................................    7
      Calculation of Annuity Units.........................................    7
      Annuity Unit Values..................................................    8
      Mortality Tables.....................................................    9
ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES.......................    9
      Net Investment Rate..................................................    9
      Adjustment of Units and Values.......................................    9
      Hypothetical Examples Illustrating the Calculation of Accumulation
      Unit Values and Annuity Unit Values..................................    9
PURCHASES AND REDEMPTIONS OF FUND
SHARES.....................................................................   10
THE SEPARATE ACCOUNT.......................................................   10
DELAY OF CERTAIN PAYMENTS..................................................   10
LIABILITY FOR TELEPHONE TRANSFERS..........................................   10
VOTING PRIVILEGES..........................................................   11
LEGAL AND REGULATORY MATTERS...............................................   11
FINANCIAL STATEMENTS.......................................................   12


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                                  Distribution

John Hancock Distributors, LLC, ("JH Distributors"), an affiliate of JHLICO, now serves as principal underwriter of the Contract interests described in the respective prospectuses. These Contract interests are offered on a continuous basis. Prior to May 1, 2006, Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company, an affiliate of ours, served as the principal underwriter of the Contracts. The aggregate dollar amounts of underwriting commissions paid to Signator in 2006, 2005 and 2004 were $1,100,644, $6,482,728 and $14,434,824, respectively. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2006, 2005, and 2004 were $516,555,523, $510,874,858 and $403,619,081, respectively.

SPECIAL COMPENSATION AND REIMBURSEMENT ARRANGEMENTS

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make, either from 12b-1 distribution fees received from the Contracts' underlying investment funds or out of our own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.

The categories of payments that we provide, directly or through JHD, to firms are described below. These categories are not mutually exclusive and we may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in our efforts to promote the sale of the Contracts. We agree with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. We determine which firms to support and the extent of the payments it is willing to make. We generally choose to compensate firms that have a strong capability to distribute the Contracts and that are willing to cooperate with our promotional efforts. We do not make an independent assessment of the cost of providing such services.

The following list includes the names of member firms of the NASD (or their affiliated broker-dealers) that we are aware (as of December 1, 2006) received a revenue sharing payment of more than $5,000 with respect to annuity business during the last calendar year. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract:

NAME OF FIRM

                                   DISTRIBUTOR

                            1st Global Capital Corp.
                           A. G. Edwards & Sons, Inc.
                       AIG - Advantage Capital Corporation
                        AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.
                    American General Securities Incorporated


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                                   DISTRIBUTOR

                  American Portfolios Financial Services, Inc.
               Berthal, Fisher & Company Financial Services, Inc.
                            Centaurus Financial, Inc.
                          Citicorp Investment Services
                         Citigroup Global Markets, Inc.
                               Comerica Securities
                         Commonwealth Financial Network
                             Compass Brokerage, Inc.
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                       Founders Financial Securities, LLC
                         Geneos Wealth Management, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments, Inc.
                           HSBC Securities (USA) Inc.
                 ING - Financial Network Investment Corporation
                  ING - Multi-Financial Securities Corporation
                    ING - Primevest Financial Services, Inc.
                          ING Financial Partners, Inc.
                              InterSecurities, Inc.
                                Investacorp, Inc.
                         Investment Professionals, Inc.
                        J.J.B. Hilliard, W.L. Lyons, Inc.
                     Jefferson Pilot Securities Corporation
                          LaSalle St Securities, L.L.C.
                     Lincoln Financial Advisors Corporation
                           Linsco/Private Ledger Corp.
                           M Holdings Securities, Inc.
                           Main Street Securities, LLC
                            McDonald Investments Inc.
                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                           Money Concepts Capital Corp
                          Morgan Keegan & Company, Inc.
                           Next Financial Group, Inc.
                              NFP Securities, Inc.
                           NPH - SII Investments, Inc.
                       NPH - Invest Financial Corporation
                    NPH - Investment Centers of America, Inc.
                       NPH - National Planning Corporation
                          Ohio Savings Securities, Inc.
                  PAC of America - Associated Securities Corp.
                   PAC of America - Mutual Service Corporation
              PAC of America - United Planners' Financial Services
                PAC of America - Waterstone Financial Group, Inc.
                       Packerland Brokerage Services, Inc.
                        Pension Planners Securities, Inc.
                          Prime Capital Services, Inc.
                                ProEquities, Inc.
                        Prospera Financial Services, Inc.
                           Questar Capital Corporation
                        Raymond James & Associates, Inc.
                     Raymond James Financial Services, Inc.
                             RBC Dain Rauscher, Inc.
                         Sammons Securities Company, LLC
                           Scott & Stringfellow, Inc.
                            Securities America, Inc.
                           Sigma Financial Corporation
                            Signator Investors, Inc.
                          (subsidiary of John Hancock)
                             SWS Financial Services


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                                   DISTRIBUTOR

                        The Huntington Investment Company
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                               US Advisors Network
                         US Bancorp Piper Jaffray & Co.
                            USAllianz Securites, Inc.
                      Uvest Financial Services Group, Inc.
                            Wachovia Securities, LLC
                         Walnut Street Securities, Inc.
                        Webster Investment Services, Inc.
                        Woodbury Financial Services, Inc.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of the NASD.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the12b-1 distribution fees received from the funds underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.


                                        5

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We may have other relationships with firms relating to the provisions of services to the Contacts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                         Calculation of Performance Data

The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTIONS

We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but any charge for premium taxes and optional benefits are not.

The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

                                                        (365/7)
              Effective yield = (Base period return + 1)        - 1

OTHER VARIABLE INVESTMENT OPTIONS

"Standardized" Total Return

Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                                           n
                                P x (1 + T)  = ERV

Where:

     P = a hypothetical initial premium payment of $1,000
     T = average annual total return
     n = number of years
     ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)


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We calculate values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. We also calculate values from the date a variable investment option was first available in the Account. We do not calculate ten year periods because the Account did not commence operations until 1997. Returns of less than one year are not annualized. The inception date may be different from the date a variable investment option was first available in the Revolution contracts because the Account is used for other variable annuities offered by us.

Yield

We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                                    [           6    ]
                                    [(a-b      )     ]
                           Yield = 2[(----  + 1)  - 1]
                                    [( cd      )     ]

where:

     a = net investment income earned during the period by the fund whose shares are owned by the variable investment option b = expenses accrued for the period (net of any reimbursements) c = the average daily number of accumulation units outstanding during the period d = the offering price per accumulation unit on the last day of the period

According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Charges for premium taxes or optional rider benefits are not reflected in the calculation.

"Non-Standardized" Performance

We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge, annual contract fee, or charges for optional rider benefits described in the prospectus.

Although the contracts did not exist during all the periods for which we calculate "non-standardized" performance, we adjust the returns of the variable investment options by the contracts' asset-based charge.

                          Other Performance Information

You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

                         Calculation of Annuity Payments

Calculation of Annuity Units

We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."


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For each variable investment option, we THEN divide:

                         the resulting value (minus any
                               premium tax charge)

                                       by

                                     $1,000

and multiply the result by

                    the applicable annuity purchase rate set
                      forth in the contract and reflecting

                      (1) the age and, possibly, sex of the
                                    payee and

                         (2) the assumed investment rate
                                (discussed below)

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

               the amount of the initial monthly variable annuity
                    payment from that variable annuity option

                                       by

                     the annuity unit value of that variable
                    investment option as of 10 calendar days
                  prior to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                           4000.000 x 12.000000 x 5.47
                           ---------------------------
                                      1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity Unit Values

The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

     (1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

     (2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be
          0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2% per year and will decrease only if is less than 3 1/2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

Mortality Tables

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              Additional Information about Determining Unit Values

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

Net Investment Rate

For any period, the net investment rate for a variable investment option equals

     (1) the percentage total investment return of the corresponding Fund for that period (assuming reinvestment of all dividends and other distributions from the Fund), less

     (2) for each calendar day in the period, a deduction of 0.003425% or 0.003151% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

     (3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of Units and Values

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract. Hypothetical examples illustrating the calculation of accumulation unit values and annuity unit values.

Hypothetical Examples Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000
- $1000 - $137.00) divided by $4,000,000 or 0.0009658.

Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009658) x .999905754 or
$1.085946. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                    Purchases and Redemptions of Fund Shares

JHVLICO purchases and redeems Fund shares for the Separate Account at their net asset value without any sales or redemption charges. Each available Fund issues its own separate series of Fund shares. Each such series represents an interest in one of the funds of the Trusts, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each Business Day, the Separate Account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of Purchase Payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Fund share for each Fund determined on that same date.

                              The Separate Account

In addition to the assets attributable to Contracts, the Separate Account may include amounts contributed by JHVLICO to commence operations of a Variable Investment Option or an underlying Fund. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact the transfer might have on any Variable Investment Option. The assets of one Variable Investment Option are not necessarily legally insulated from liabilities associated with another Variable Investment Option.

                            Delay of Certain Payments

Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuities Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

     (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

     (2)  when trading on that Exchange is restricted;

     (3) when an emergency exists, as determined by the SEC, as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

     (4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                        Liability for Telephone Transfers

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include:

     -    requiring personal identification,

     -    tape recording calls, and

     -    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                                Voting Privileges

Here's the formula we use to determine the number of fund shares as to which you may give instructions:

                             the total value of your
                          accumulation units value in a
                           variable investment option

                                   divided by

                        the net asset value of 1 share of
                         the corresponding class of the
                                  fund's shares

At a shareholders' meeting, you may give instructions regarding:

     (1)  the election of a Board of Trustees,

     (2)  the ratification of the selection of independent auditors,

     (3)  the approval of a Series Fund's investment management agreements, and

     (4)  other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the Fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that Fund.

We will furnish you information and forms so that you may give voting instructions.

We may own Fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Fund's shares (including owners who participate in separate accounts other than the Separate Account). The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

                              Financial Statements

AUDITED FINANCIAL STATEMENTS

John Hancock Variable Life Insurance Company

Years Ended December 31, 2006 and 2005 and the Periods from April 29, 2004 through December 31, 2004 (Company) and January 1, 2004 through April 28, 2004 (Predecessor Company)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm.................... F-2

Audited Consolidated Financial Statements:

Consolidated Balance Sheets as of December 31, 2006 and 2005............... F-3

Consolidated Statements of Income for the years ended December 31, 2006 and 2005, the periods April 29, 2004 through December 31, 2004 (Company)
  and January 1, 2004 through April 28, 2004 (Predecessor Company)......... F-4

Consolidated Statements of Changes in Shareholder's Equity and
  Comprehensive Income for the years ended December 31, 2006 and 2005, the periods April 29, 2004 through December 31, 2004 (Company) and
  January 1, 2004 through April 28, 2004 (Predecessor Company)............. F-5

Consolidated Statements of Cash Flows for the years ended December 31,
  2006 and 2005, the periods from April 29, 2004 through December 31, 2004 (Company) and January 1, 2004 through April 28, 2004 (Predecessor
  Company)................................................................. F-7

Notes to Consolidated Financial Statements................................. F-9

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company (the Company) as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the two years in the period ended December 31, 2006. We have also audited the consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows of the Company for the period April 29, 2004 through December 31, 2004 and for the predecessor company for the period January 1, 2004 through April 28, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2006 and 2005 and the consolidated results of their operations and their cash flows for the year ended December 31, 2006 and 2005 and the period April 29, 2004 through
December 31, 2004, and the consolidated results of operations and cash flows of the predecessor company for the period January 1, 2004 through April 28, 2004 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the accompanying financial statements, the Company has restated its financial statements for the year ended December 31, 2005 and the period April 29, 2004 through December 31, 2004 and has restated the financial statements for the predecessor company for the period January 1, 2004 through April 28, 2004.

As discussed in Note 2 to the accompanying financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

                                                   /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 20, 2007

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                              December 31,
                                                          --------------------
                                                             2006       2005
                                                          ---------  ---------
                                                                      Restated
                                                              (in millions)
Assets

Investments
Fixed maturities:
   Available-for-sale - at fair value (cost: 2006 -
     $4,641.6; 2005 - $ 4,258.7)......................... $ 4,608.6  $ 4,231.5
Equity securities:
   Available-for-sale - at fair value (cost: 2006 -
     $145.2; 2005 - $ 36.1)..............................     158.1       36.2
Mortgage loans on real estate............................   1,056.2    1,137.5
Real estate..............................................     261.7      165.5
Policy loans.............................................     441.6      415.9
Other invested assets....................................     165.4      290.3
                                                          ---------  ---------
   Total Investments.....................................   6,691.6    6,276.9

Cash and cash equivalents................................     236.7      206.6
Accrued investment income................................      67.2       70.9
Goodwill.................................................     410.8      410.8
Value of business acquired...............................   1,299.0    1,323.2
Intangible assets........................................     213.8      216.5
Deferred policy acquisition costs........................     472.3      339.7
Reinsurance recoverable..................................     397.5      326.7
Other assets.............................................      11.8      182.6
Separate account assets..................................   7,924.9    7,496.9
                                                          ---------  ---------
   Total Assets.......................................... $17,725.6  $16,850.8
                                                          =========  =========
Liabilities and Shareholder's Equity

Liabilities:

Future policy benefits................................... $ 6,715.9  $ 6,346.7
Policyholders' funds.....................................      39.7        3.6
Unearned revenue.........................................     163.6      104.3
Unpaid claims and claim expense reserves.................      48.7       63.9
Dividends payable to policyholders.......................       1.3        0.9
Deferred income tax liability............................     463.4      414.6
Other liabilities........................................     234.4      336.3
Separate account liabilities.............................   7,924.9    7,496.9
                                                          ---------  ---------
   Total Liabilities.....................................  15,591.9   14,767.2

Shareholder's Equity:

Common stock; $50 par value; 50,000 shares authorized
  and outstanding........................................       2.5        2.5
Additional paid in capital...............................   2,017.1    2,017.1
Retained earnings........................................     119.2       76.8
Accumulated other comprehensive (loss) income............      (5.1)     (12.8)
                                                          ---------  ---------
   Total Shareholder's Equity............................   2,133.7    2,083.6
                                                          ---------  ---------
   Total Liabilities and Shareholder's Equity............ $17,725.6  $16,850.8
                                                          =========  =========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                             Company                  Predecessor Company
                                                             ---------------------------------------  -------------------
                                                                                        Period from
                                                                                       April 29, 2004     Period from
                                                              Year ended   Year ended     through       January 1, 2004
                                                             December 31, December 31,  December 31,        through
                                                                 2006         2005          2004        April 28, 2004
                                                             ------------ ------------ -------------- -------------------
                                                                            Restated      Restated         Restated
                                                                                       (in millions)
Revenues
   Premiums.................................................    $ 84.0       $ 80.8        $ 47.7           $ 24.0
   Universal life and investment-type product charges.......     292.8        275.4         172.6             82.1
   Net investment income....................................     358.2        343.3         203.9            112.9
   Net realized investment and other (losses) gains.........      (6.2)        11.0         (24.3)            (3.4)
   Investment management revenues, commissions and other
     fees...................................................     144.2        120.1          76.0             50.2
   Other revenue............................................        --          0.3            --              0.1
                                                                ------       ------        ------           ------
       Total revenues.......................................     873.0        830.9         475.9            265.9

Benefits and expenses
   Benefits to policyholders................................     437.9        419.7         225.6            131.0
   Other operating costs and expenses.......................     147.2        118.6          77.0             34.1
   Amortization of deferred policy acquisition costs and
     value of business acquired.............................      62.2         43.8          12.9             30.8
   Dividends to policyholders...............................      20.4         19.7          12.8              6.2
                                                                ------       ------        ------           ------
       Total benefits and expenses..........................     667.7        601.8         328.3            202.1
                                                                ------       ------        ------           ------
Income before income taxes and cumulative effect of
  accounting changes........................................     205.3        229.1         147.6             63.8
Income taxes................................................      67.9         74.3          50.6             20.8
                                                                ------       ------        ------           ------
Income before cumulative effect of accounting changes.......     137.4        154.8          97.0             43.0

Cumulative effect of accounting changes, net of tax.........        --           --            --             (3.0)
                                                                ------       ------        ------           ------
Net income..................................................    $137.4       $154.8        $ 97.0           $ 40.0
                                                                ======       ======        ======           ======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                           AND COMPREHENSIVE INCOME

                                                                                   Accumulated
                                                                                      Other         Total
                                                  Common   Additional    Retained Comprehensive Shareholder's Outstanding
                                                  Stock  Paid In Capital Earnings Income (Loss)    Equity       Shares
                                                  ------ --------------- -------- ------------- ------------- -----------
                                                         (in millions, except for shares outstanding)         (thousands)
Predecessor Company
Balance at January 1, 2004 - As previously
  reported....................................... $ 2.5     $  572.4     $ 600.3     $ 77.6       $ 1,252.8       50.0
       Restatements..............................                           73.6                       73.6
                                                  -----     --------     -------     ------       ---------      -----
Balance at January 1, 2004 - Restated............ $ 2.5     $  572.4     $ 673.9     $ 77.6       $ 1,326.4       50.0
                                                  =====     ========     =======     ======       =========      =====
   Comprehensive income:
       Net income - Restated.....................                           40.0                       40.0
       Other comprehensive income, net of
         tax:....................................
          Net unrealized gains ..................                                      11.2            11.2
                                                                                                  ---------
   Comprehensive income - Restated ..............                                                      51.2
                                                  -----     --------     -------     ------       ---------      -----
Balance at April 28, 2004 - Restated............. $ 2.5     $  572.4     $ 713.9     $ 88.8       $ 1,377.6       50.0
                                                  =====     ========     =======     ======       =========      =====
Acquisition by Manulife Financial
  Corporation Sale of shareholder's equity -
  Restated....................................... $(2.5)    $ (572.4)    $(713.9)    $(88.8)      $(1,377.6)     (50.0)
   Manulife Financial Corporation purchase
     price - Restated............................   2.5      1,977.4          --         --         1,979.9       50.0
                                                  -----     --------     -------     ------       ---------      -----
Company
Balance at April 29, 2004 - Restated............. $ 2.5     $1,977.4          --         --       $ 1,979.9       50.0
                                                  =====     ========     =======     ======       =========      =====
   Comprehensive income:
       Net income - Restated.....................                           97.0                       97.0
       Other comprehensive income, net of
         tax:
          Net unrealized gains...................                                      33.4            33.4
                                                                                                  ---------
   Comprehensive income..........................                                                     130.4
                                                  -----     --------     -------     ------       ---------      -----
Balance at December 31, 2004 - Restated.......... $ 2.5     $1,977.4     $  97.0     $ 33.4       $ 2,110.3       50.0
                                                  =====     ========     =======     ======       =========      =====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                    AND COMPREHENSIVE INCOME - (CONTINUED)

                                                                                 Accumulated
                                                                                    Other         Total
                                                Common   Additional    Retained Comprehensive Shareholder's Outstanding
                                                Stock  Paid In Capital Earnings Income (Loss)    Equity       Shares
                                                ------ --------------- -------- ------------- ------------- -----------
                                                       (in millions, except for shares outstanding)         (thousands)
Company
Balance at January 1, 2005 - Restated..........  $2.5     $1,977.4     $  97.0     $ 33.4       $2,110.3       50.0

Manulife Financial Corporation purchase
  price reallocation...........................               39.7                                  39.7

   Comprehensive income:
       Net income - Restated...................                          154.8                     154.8
       Other comprehensive income, net
         of tax:
          Net unrealized losses................                                     (45.5)         (45.5)
          Net accumulated losses on
            cash flow hedges...................                                      (0.7)          (0.7)
                                                                                                --------
   Comprehensive income........................                                                    108.6

Dividends paid to Parent.......................                         (175.0)                   (175.0)
                                                 ----     --------     -------     ------       --------       ----
Balance at December 31, 2005 - Restated........  $2.5     $2,017.1     $  76.8     $(12.8)      $2,083.6       50.0
                                                 ====     ========     =======     ======       ========       ====
   Comprehensive income:
       Net income..............................                          137.4                     137.4
       Other comprehensive income, net
         of tax:
          Net unrealized gains.................                                       7.2            7.2
          Net accumulated gains on cash
            flow hedges........................                                       0.5            0.5
                                                                                                --------
   Comprehensive income........................                                                    145.1

Dividends paid to Parent.......................                          (95.0)                    (95.0)
                                                 ----     --------     -------     ------       --------       ----
Balance at December 31, 2006...................  $2.5     $2,017.1     $ 119.2     $ (5.1)      $2,133.7       50.0
                                                 ====     ========     =======     ======       ========       ====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                  Company                  Predecessor Company
                                                                  ---------------------------------------  -------------------
                                                                                             Period from
                                                                                            April 29, 2004     Period from
                                                                   Year ended   Year ended     through       January 1, 2004
                                                                  December 31, December 31,  December 31,        through
                                                                      2006         2005          2004        April 28, 2004
                                                                  ------------ ------------ -------------- -------------------
                                                                                 Restated      Restated         Restated
                                                                                            (in millions)
Cash flows from operating activities:
   Net income....................................................  $   137.4    $   154.8      $  97.0           $  40.0
       Adjustments to reconcile net income to net cash
         provided by operating activities:
       Amortization of premium (discount) - fixed maturities.....       37.8         52.5         45.5              (4.6)
       Net realized investment and other losses (gains)..........        6.2        (11.0)        24.3               3.4
       Change in accounting principle............................         --           --           --               3.0
       Amortization of deferred acquisition costs................       36.9         (9.1)         3.6              30.5
       Amortization of value of business acquired................       25.3         52.9          9.3               0.3
       Capitalized deferred acquisition costs....................     (167.6)      (222.4)      (110.5)            (42.5)
       Depreciation and amortization.............................        5.9          2.5          2.8               0.5
       Decrease (increase) in accrued investment income..........        3.7         (5.3)        18.9             (13.5)
       Decrease (increase) other assets and other
         liabilities, net........................................       68.4         (4.6)        43.7             (44.0)
       Increase in policy liabilities and accruals, net..........      141.7        216.4        117.7               2.1
       Increase in deferred income tax liability.................       44.7        102.4         23.5               8.1
                                                                   ---------    ---------      -------           -------
       Net cash provided (used) by operating activities..........      340.4        329.1        275.8             (16.7)

Cash flows used in investing activities:
   Sales of:
       Fixed maturities available-for-sale.......................      865.0        589.8        208.5              88.8
       Equity securities available-for-sale......................        6.0        200.2         26.2              14.9
       Real estate...............................................        0.1          1.1           --               2.1
       Other invested assets.....................................      224.0        118.5         31.4               7.0
   Maturities, prepayments and scheduled redemptions of:
       Fixed maturities held-to-maturity.........................         --           --           --               0.5
       Fixed maturities available-for-sale.......................       97.6        163.8        175.0             105.6
       Mortgage loans on real estate.............................      169.2        185.5         53.6              26.2
   Purchases of:
       Fixed maturities available-for-sale.......................   (1,409.5)    (1,047.0)      (667.1)           (256.0)
       Equity securities available-for-sale......................     (110.5)      (141.3)       (14.2)            (17.9)
       Real estate...............................................      (99.7)      (151.6)          --              (0.1)
       Other invested assets.....................................      (83.1)       (29.2)       (23.9)           (199.6)
   Mortgage loans on real estate issued..........................      (94.2)      (272.5)      (161.3)            (60.0)
   Other, net....................................................      (18.6)       (47.7)         6.9             (75.2)
                                                                   ---------    ---------      -------           -------
       Net cash used in investing activities.....................  $  (453.7)   $  (430.4)     $(364.9)          $(363.7)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                             Company                  Predecessor Company
                                                             ---------------------------------------  -------------------
                                                                                        Period from
                                                                                       April 29, 2004     Period from
                                                              Year ended   Year ended     through       January 1, 2004
                                                             December 31, December 31,  December 31,        through
                                                                 2006         2005          2004        April 28, 2004
                                                             ------------ ------------ -------------- -------------------
                                                                            Restated      Restated         Restated
                                                                                       (in millions)
Cash flows from financing activities:
   Dividends paid to Parent.................................   $ (95.0)     $(175.0)           --                --
   Universal life and investment-type contract deposits.....     769.4        827.0         943.4             457.9
   Universal life and investment-type contract maturities
     and withdrawals........................................    (777.7)      (715.0)       (549.9)           (241.2)
   Net transfers to separate accounts from policyholders....     246.7        270.5        (140.1)             22.0
   Issuance of short-term debt..............................        --           --            --              88.0
   Repayment of short-term debt.............................        --           --         (80.0)             (8.0)
                                                               -------      -------       -------           -------
   Net cash provided by financing activities................     143.4        207.5         173.4             318.7
                                                               -------      -------       -------           -------
   Net increase (decrease) in cash and cash equivalents.....      30.1        106.2          84.3             (61.7)
Cash and cash equivalents at beginning of period............     206.6        100.4          16.1              77.8
                                                               -------      -------       -------           -------
Cash and cash equivalents at end of period..................   $ 236.7      $ 206.6       $ 100.4           $  16.1
                                                               =======      =======       =======           =======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Change of Control

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) which is in turn a subsidiary of John Hancock Financial Services, Inc. (JHFS). Effective April 28, 2004, Manulife Financial Corporation ("Manulife") acquired all of the outstanding common shares of JHFS that were not already beneficially owned by Manulife as general fund assets and JHFS became a wholly owned subsidiary of Manulife (the "acquisition" or "merger"). Since April 28, 2004, the Company and John Hancock all operate as subsidiaries of Manulife as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand. The combined entity has a more diversified product line and distribution capabilities and expects to have improved operating efficiencies and a leading position across all its core business lines.

Pursuant to the terms of the acquisition, the holders of JHFS common shares received 1.1853 shares of Manulife stock for each JHFS common share. Approximately 342 million Manulife common shares were issued at an ascribed price of CDN $39.61 per share based on the volume weighted average closing stock price of the common shares for the period from September 25, 2003 to September 30, 2003. In addition, all of the JHFS unvested stock options as of the date of announcement of the acquisition on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares.

The acquisition of the JHFS' shares by Manulife was effected through the merger of JHFS with Jupiter Merger Corporation (Jupiter), a subsidiary of Manulife, which was organized solely for the purpose of effecting the merger with JHFS. Prior to the merger, Jupiter had a note payable to MLI Resources Inc., an affiliated Manulife entity in the amount of $260.7 million in consideration for previously purchased shares of JHFS, which were cancelled upon merger.

The merger was accounted for using the purchase method under Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed were recorded at estimated fair value at the date of merger and these values were "pushed down" to the Company's financial statements in accordance with push down accounting rules.

The purchase equation was finalized for a reallocation between the various JHFS entities due to a change in the estimated fair valuation of the entities during the second quarter of 2005. The adjustments made to the Company's balance sheet are comprised of:

    .  Refinement of policy liability valuation models; and

    .  Other refinement of fair values

Refinement of policy liability valuation models include refinements to models and the investment strategies reflected in those models, harmonization of assumptions and assumption changes as a result of further analysis of pre-acquisition experience.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the date of acquisition and has been updated for the finalization of the purchase equation in the second quarter of 2005 (in millions):

                                                   Fair Value  Final Purchase
   As of April 28, 2004                As Reported Adjustments    Equation
   --------------------                ----------- ----------- --------------
   Assets
   Total investments..................  $ 5,572.4    $(20.1)     $ 5,552.3
   Goodwill...........................      410.8        --          410.8
   Value of business acquired.........    1,289.4      86.9        1,376.3
   Intangible assets..................      219.1        --          219.1
   Cash and cash equivalents..........       16.1        --           16.1
   Reinsurance recoverable, net.......      197.5        --          197.5
   Other assets acquired..............      290.6        --          290.6
   Separate account assets............    6,838.8        --        6,838.8
                                        ---------    ------      ---------
   Total assets acquired..............  $14,834.7    $ 66.8      $14,901.5
                                        =========    ======      =========
   Liabilities:
   Policy liabilities.................  $ 5,335.3    $   --      $ 5,335.3
   Deferred tax liability - Restated..      303.2        --          303.2
   Other liabilities - Restated.......      377.5      27.1          404.6
   Separate accounts..................    6,838.8        --        6,838.8
                                        ---------    ------      ---------
   Total liabilities assumed -
     Restated.........................  $12,854.8    $ 27.1      $12,881.9
                                        =========    ======      =========
   Net assets acquired - Restated.....  $ 1,979.9    $ 39.7      $ 2,019.6
                                        =========    ======      =========

Goodwill of $410.8 million has been allocated to the Company's business and geographic segments, see Note 12-Goodwill and Other Intangible Assets. Of the $410.8 million in goodwill, no material amount is expected to be deductible for tax purposes. Value of business acquired is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife, and has been allocated to the Company's business and geographic segments, see Note 12-Goodwill and Other Intangible Assets.

Aside from goodwill and value of business acquired, intangible assets of $219.1 million resulting from the acquisition consist of the John Hancock brand name and distribution network. Refer to Note 12 -- Goodwill and Other Intangible Assets for a more complete discussion of these intangible assets.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 2 - Summary of Significant Accounting Policies

Business

The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

Basis of Presentation

The accompanying financial statements as of December 31, 2006 and 2005 and for the years ended December 31, 2006 and 2005 and for the period from April 29, 2004 to December 31, 2004 reflect the results of adjustments required under the purchase method of accounting. The accompanying predecessor financial statements for periods prior to the date of the merger are presented under the predecessor Company's historical basis of accounting and do not reflect any adjustments that were required as a result of the merger with Manulife. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Manulife Insurance Company. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, or performs other transactions with them or provides services for them.

Restatements

The accompanying financial statements and footnote disclosures have been restated as of December 31, 2005 and for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period January 1, 2004 through April 28, 2004. There were three items requiring restatement as described below.

The Company has certain investments in its overall investment portfolio which at the time of the merger were determined to have characteristics which were not optimal for business segments in the asset/liability matching models and were more appropriately held in the surplus segment. The Company moved the investments from the business segments into the surplus segment replacing them with investments with characteristics more suited to the business requirements. During the realignment process, these assets were transferred in error from the Company to its parent company, John Hancock. The financial statements have been restated to reflect the after-tax increase in net investment income of $13.5 million and $5.5 million for the year ended December 31, 2005 and the period from April 29, 2004 through December 31, 2004, respectively.

In 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In 2006, the accounting treatment of this agreement was reviewed. The Company had been applying deposit method accounting to the agreement incorrectly. The financial statements have been restated to remove the deposit liability previously recorded for this reinsurance agreement. This adjustment decreased net income by $1.2 million, $1.8 million and $1.7 million for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. Total shareholder's equity was increased by $73.6 million as of January 1, 2004.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following is a summary of the line items impacted by the Restatement for the 2005 Consolidated Balance Sheet and the Consolidated Statements of Income and Shareholders' Equity for the year ended December 31, 2005, the period from April 29 through December 31, 2004 and the period from January 1 through
April 28, 2004:

                                               Prior to
                                             Restatement* Adjustments Restated
                                             ------------ ----------- ---------
                                                      ($ in millions)
December 31, 2005
Accrued investment income...................  $    39.1     $ 31.8    $    70.9
Total assets................................   16,819.0       31.8     16,850.8
Deferred income tax liability...............      392.8       21.8        414.6
Other liabilities...........................      414.2      (77.9)       336.3
Total liabilities...........................   14,823.3      (56.1)    14,767.2
Additional paid in capital..................    1,945.2       71.9      2,017.1
Retained earnings...........................       60.8       16.0         76.8
Total shareholder's equity..................    1,995.7       87.9      2,083.6
Total liabilities and shareholder's equity..   16,819.0       31.8     16,850.8
                                              ---------     ------    ---------
December 31, 2004
Additional paid in capital..................    1,905.5       71.9      1,977.4
Retained earnings...........................       93.3        3.7         97.0
Total shareholder's equity..................    2,034.7       75.6      2,110.3
                                              ---------     ------    ---------
April 29, 2004
Additional paid in capital..................    1,905.5       71.9      1,977.4
Total shareholder's equity..................    1,908.0       71.9      1,979.9
                                              ---------     ------    ---------
April 28, 2004
Retained earnings...........................      642.0       71.9        713.9
Total shareholder's equity..................    1,305.7       71.9      1,377.6
                                              ---------     ------    ---------
January 1, 2004
Retained earnings...........................      600.3       73.6        673.9
Total shareholder's equity..................    1,252.8       73.6      1,326.4
                                              ---------     ------    ---------
For the year ended December 31, 2005
Net investment income.......................      320.8       22.5        343.3
Total revenue...............................      808.4       22.5        830.9
Benefits to policyholders...................      415.6        4.1        419.7
Other operating costs and expenses..........      120.8       (2.2)       118.6
Total benefits and expenses.................      599.9        1.9        601.8
Income before income taxes..................      208.5       20.6        229.1
Income taxes................................       66.0        8.3         74.3
Net income..................................      142.5       12.3        154.8
                                              ---------     ------    ---------
For the period from April 29, 2004 through
  December 31, 2004
Net investment income.......................      194.6        9.3        203.9
Total revenue...............................      466.6        9.3        475.9
Benefits to policyholders...................      220.1        5.5        225.6
Other operating costs and expenses..........       79.7       (2.7)        77.0
Total benefits and expenses.................      325.5        2.8        328.3
Income before income taxes..................      141.1        6.5        147.6
Income taxes................................       47.8        2.8         50.6
Net income..................................       93.3        3.7         97.0
                                              ---------     ------    ---------
For the period from January 1, 2004 through
  April 28, 2004
Benefits to policyholders...................      126.4        4.6        131.0
Other operating costs and expenses..........       36.1       (2.0)        34.1
Total benefits and expenses.................      199.5        2.6        202.1
Income before income taxes..................       66.4       (2.6)        63.8
Income taxes................................       21.7       (0.9)        20.8
Net income..................................       41.7       (1.7)        40.0
--------
* Certain prior year amounts have been reclassified to conform to the current year presentation.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Restatements - (continued)

In addition, the Consolidated Statements of Cash Flows for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004 have been restated to correct errors in the classification of the Company's cash flows for universal life and investment-type contract deposits and maturities and withdrawals. The cash flows were also restated for net transfers to separate accounts from policyholders. Previously, these cash flows were reflected in operating cash flows instead of the financing activities in the Consolidated Statements of Cash Flows. Universal life and investment-type contract deposits were increased by $827.0 million, $943.4 million and $457.9 million for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. Universal life and investment-type contract maturities and withdrawals were increased by $715.0 million, $549.9 million and $241.2 million for the year ended
December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. Net transfers to separate accounts from policyholders were $270.5 million, ($140.1) million and $22.0 million for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. The restatements do not have an impact on the Company's Consolidated Statements of Income, Consolidated Statements of Shareholder's Equity and Comprehensive Income, or total change in cash and cash equivalents on the Consolidated Statements of Cash Flows for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004. In addition, they did not have an impact on the Consolidated Balance Sheets of December 31, 2005 and 2004.

Investments

The Company classifies its debt and equity investment securities into one category available-for-sale, and records these investments at fair value. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as available-for-sale. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock, and are classified as available-for-sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities greater than 90 days and less than one year, are carried at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are reported on the specific identification method.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Deferred Policy Acquisition Costs

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2006, the Company's DAC was deemed recoverable. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. Total amortization of DAC was $36.9 million and $(9.1) million for the years ended December 31, 2006 and 2005 and was $3.6 million and $30.5 million for the periods from April 29, 2004 through December 31, 2004 and from January 1, 2004 through April 28, 2004, respectively.

Amortization of DAC is allocated to: (1) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (2) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits relating to policies and contracts in force.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to Note 7 - Reinsurance below for additional disclosures regarding reinsurance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Goodwill and Other Intangible Assets.

In JHFS' merger with Manulife, the Company de-recognized its intangible assets which consisted of value of business acquired (VOBA). Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill and brand name, and recognized new amortizable intangible assets including VOBA and distribution networks. The Company accounts for all of these intangible assets in accordance with Statement of Financial Standards No. 142 - Goodwill and Other Intangible Assets, including initial valuation, amortization or non-amortization, and impairment testing for these intangible assets. Refer to
Note 12 - Goodwill and Other Intangible Assets for a detailed discussion and presentation of each of these new intangible assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% to 6.3% for life insurance liabilities, and from 2.0% to 6.4% for individual annuity liabilities.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 4.0% to 8.5% for universal life products.

Participating Insurance

Participating business represents approximately 2.6% and 2.5% of the Company's life insurance in-force at December 31, 2006 and 2005, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Refer to Note 6 - Income Taxes for additional disclosures on this topic

Cumulative Effect of Accounting Change

   Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

The Company adopted SOP 03-1 on January 1, 2004, which resulted in a decrease in shareholder's equity of $3.0 million (net of tax of $1.6 million). The Company recorded a decrease in net income of $3.0 million (net of tax benefit of $1.6 million) which is presented as the cumulative effect of an accounting change. The Company also reclassified $45.7 million in separate account assets and liabilities to the corresponding general account balance sheet accounts. See Recent Accounting Pronouncements below for further discussion.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159")

In February 2007, the Financial Accounting Standards Board (the "FASB") issued SFAS 159. SFAS 159's objective is to enable companies to mitigate that earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS 159 will be effective for the Company's financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact SFAS 159 will have on its consolidated financial position or results of operations.

   Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")

In September 2006, the FASB issued SFAS No. 157. The standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be generally prospectively applicable. The Company is currently evaluating the impact SFAS 157 will have on its consolidated financial position or results of operations.

   United States Securities and Exchange Commission Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108")

The SEC staff published SAB 108 on September 13, 2006. SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. Under SAB 108, SEC registrants are required to quantify the effects on the current year financial statements of correcting all misstatements, including both the carryover and reversing effects of uncorrected prior year misstatements. After considering all relevant quantitative and qualitative factors, if a misstatement is material, an SEC registrant's prior year financial statements must be restated. SAB 108 offers special transition provisions only for circumstances where its application would have altered previous materiality conclusions and those previous materiality conclusions were arrived at in accordance with prior materiality guidance. When applying the special transition provisions, instead of restating prior period financial statements, an SEC registrant must recorded the effect as a cumulative effect adjustment to beginning-of-year retained earnings.

SAB 108 was effective for the Company's financial statements as of December 31, 2006. Adoption of this guidance had no impact on the Company's consolidated financial statements.

   FASB Staff Position No. FAS 13-2 Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2")

The FASB staff released FSP 13-2 in September 2006. FSP 13-2 requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers.

FSP 13-2 will be effective for the Company's financial statements beginning January 1, 2007 and will not be retrospectively applied. Adoption of FSP 13-2 will result in a charge to opening retained earnings at January 1, 2007 of $15.3 million.

   FASB Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48")

The FASB issued FIN 48 in June 2006. FIN 48 prescribes a recognition and measurement model for the impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as a beginning of year adoption.

FIN 48 will be effective for the Company's financial statements beginning January 1, 2007 and will be prospectively applied. Adoption of FIN 48 is not expected to result in a material impact on the Company's consolidated financial position or results of operations.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Statement of Financial Accounting Standards No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155")

In February 2006, the Financial Accounting Standards Board (FASB) issued SFAS 155 which is an amendment of FASB Statements No. 133 and No. 140 and which brings consistency to accounting and reporting for certain hybrid financial instruments by simplifying and eliminating exceptions to the accounting for them. SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

SFAS 155 will be effective for the Company's financial statements beginning January 1, 2007 and will be applied to financial instruments created or modified after that date. Adoption of SFAS 155 is not expected to result in a material impact on the Company's consolidated financial position or results of operations.

   AICPA Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" (SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged off to expense.

SOP 05-1 is effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-1 as of January 1, 2007, there was no cumulative effect adjustment recorded to the Company's consolidated financial position or results of operations.

   Statement of Financial Accounting Standards No. 154 - Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement
No. 3 ("SFAS No. 154")

In May, 2005, the FASB issued SFAS No. 154, which replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the accounting and reporting requirements for a change in accounting principle. This Statement applies to all voluntary changes in accounting principle, and also to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS No. 154 carries forward without change the guidance contained in APB Opinion No. 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferabiltiy.

SFAS No. 154 was effective for the Company on January 1, 2006 and had no immediate impact on the Company's financial position or results of operation. The restatement of the accompanying financial statements and footnote disclosures for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period January 1, 2004 through April 28, 2004 were prepared in accordance with SFAS No. 154.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Statement of Position 03-1- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP 03-1")

On July 7, 2003, the AcSEC of the AICPA issued SOP 03-1. SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contract holders. Refer to Note 13- Certain Separate Accounts for additional disclosures required by SOP 03-1. Refer to Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of SOP 03-1.

Note 3 - Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity. The parent company service fee is included in the Company's financial statements in deferred acquisition costs on the Company's consolidated balance sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company's consolidated statements of income. John Hancock charged the Company service fees of $149.0 million and $181.2 million for the years ended December 31, 2006 and 2005. John Hancock charged the Company a service fee of $105.5 million for the period from April 29, 2004 through December 31, 2004 and $50.6 million for the period from January 1, 2004 through April 28, 2004. As of December 31, 2006 and 2005, respectively, the Company owed John Hancock $145.4 million and $65.0 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $8.7 million and $7.7 million for the years ended December 31, 2006 and 2005. In connection with this agreement, John Hancock transferred to the Company $7.1 million for the period from April 29, 2004 through December 31, 2004 and $5.0 million for the period from January 1, 2004 through April 28, 2004. This agreement increased the Company's income before income taxes by $9.2 million and $4.2 million for the years ended December 31, 2006 and 2005. This agreement increased the Company's income before income taxes by $6.8 million in the period from April 29, 2004 through December 31, 2004 and decreased the income before income taxes by $1.2 million in the period from January 1, 2004 through April 28, 2004.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. This agreement was recaptured as of September 30, 2006. This agreement decreased the Company's income before income taxes by $1.4 million for the period from January 1, 2006 through September 30, 2006 and the recapture of the agreement decreased the Company's 2006 income before income taxes by an additional $3.6 million. This agreement decreased the Company's income before income taxes by $2.0 million (restated) for the year ended December 31, 2005. This agreement decreased the Company's income before income taxes by $2.8 million (restated) for the period from April 29, 2004 through December 31, 2004 and by $2.6 million (restated) for the period from January 1, 2004 through April 28, 2004.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of an agreed upon attachment point ($205 million for year 2006) for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and $0.8 million from the Company for the years ended December 31, 2006 and 2005. John Hancock received $0.5 million from the Company for the period from April 29, 2004 through December 31, 2004 and $0.3 million for the period from January 1, 2004 through April 28, 2004. This agreement decreased the Company's income before income taxes by $0.8 million and $0.8 million for the years ended December 31, 2006 and 2005. This agreement decreased the Company's income before income taxes by $0.5 million for the period from April 29, 2004 through December 31, 2004 and by $0.3 million for the period from January 1, 2004 through April 28, 2004. The Company and John Hancock have mutually agreed to terminate this reinsurance agreement effective January 1, 2007.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

At December 31, 2006 and 2005, the Company had a $250.0 million line of credit with JHFS. At December 31, 2006 and 2005, the Company had no outstanding borrowings under this agreement.

The Company sells deferred annuity contracts that feature a market value adjustment that are registered with the SEC. The deferred annuity contracts contain variable investment options and fixed investment period options. The fixed investment period options enable the participant to invest fixed amounts of money for fixed terms at fixed interest rates, subject to a market value adjustment if the participant desires to terminate a fixed investment period before its maturity date. The annuity contract provides for the market value adjustment to keep parties whole with respect to the fixed interest bargain for the entire fixed investment period. The Company refers to these fixed investment period options that contain a market value adjustment feature as "MVAs."

On December 30, 2002, JHFS fully and unconditionally guaranteed the Company's obligation to pay amounts due under any MVA that was outstanding on or following such date on transfer, withdrawal, surrender, maturity or annuitization of such MVA. On June 29, 2005, Manulife provided a similar guarantee, both with respect to MVAs outstanding at that time and to those to be issued subsequently. JHFS will continue to guarantee MVAs that were outstanding before June 29, 2005, and JHFS and Manulife will be jointly and severally liable under such guarantees. However, JHFS will not guarantee MVAs issued on or after June 29, 2005.

Manulife's guarantee of the MVAs is an unsecured obligation of Manulife, and is subordinated in the right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife's guarantee of the MVAs. The Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 in 2003 and JHFS reported condensed consolidating financial information regarding the Company in JHFS' quarterly and annual reports from 2003 to May 2005. Manulife now reports condensed consolidating financial information regarding the Company in Manulife's quarterly and annual reports.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were an expense of $6.8 million,$17.3 million and $11.4 million in 2006, 2005 and 2004, respectively.

During the fourth quarter of 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Co Ltd. The risks reinsured under this Agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance Policies. The Company entered into this Agreement to facilitate the capital management process. Premiums ceded were $0.2 million and $9.2 million for the years ended December 31, 2006 and 2005, respectively. The reinsurance recoverable was $37.7 million and $35.3 million at December 31, 2006 and 2005, respectively. The reinsurance premiums and reinsurance recoverables are included in the Company's consolidated balance sheets and consolidated statements of income.

The Company participates in a liquidity pool of its affiliate John Hancock Life Insurance Company (U.S.A.) as set forth in the terms of the Liquidity Pool and Loan Facility Agreements, which became effective May 27, 2005. The Company had $252.7 million and $150.8 million invested in this pool at December 31, 2006 and 2005, respectively. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

The Company made dividend payments in the amount of $95.0 million and $175.0 million to John Hancock in 2006 and 2005, respectively.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4 - Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                                                  Period from  Period from
                                                                                    April 29    January 1
                                                         Year ended   Year ended    through      through
                                                        December 31, December 31, December 31,  April 28,
                                                            2006         2005         2004        2004
                                                        ------------ ------------ ------------ -----------
                                                                          (in millions)
Net Investment Income
   Fixed maturities - Restated.........................    $265.3       $248.0       $147.4      $ 85.0
   Equity securities...................................       4.6          1.5          0.5         0.3
   Mortgage loans on real estate.......................      60.1         54.9         34.7        19.8
   Real estate.........................................      10.5          4.5          2.7         0.3
   Policy loans........................................      20.0         21.3         13.5         6.0
   Short-term investments..............................       8.5          4.4          0.8         0.2
   Other...............................................       4.5         17.6          9.9         3.2
                                                           ------       ------       ------      ------
   Gross investment income - Restated..................     373.5        352.2        209.5       114.8
       Less investment expenses........................      15.3          8.9          5.6         1.9
                                                           ------       ------       ------      ------
Net investment income - Restated.......................    $358.2       $343.3       $203.9      $112.9
                                                           ======       ======       ======      ======
Net realized investment and other gains (losses)
   Fixed maturities....................................    $  1.3       $ (1.5)      $  2.0      $  4.5
   Equity securities...................................       0.8          1.9          1.6         0.8
   Mortgage loans on real estate and real estate to be
     disposed of.......................................       4.0          0.8         (3.3)       (0.7)
   Derivatives and other invested assets...............     (12.3)         9.8        (24.6)       (8.0)
                                                           ------       ------       ------      ------
Net realized investment and other gains (losses).......    $ (6.2)      $ 11.0       $(24.3)     $ (3.4)
                                                           ======       ======       ======      ======

Gross gains were realized on the sale of available-for-sale securities of $20.4 million and $16.3 million for the years ended December 31, 2006 and 2005, $9.4 million from April 29, 2004 through December 31, 2004, and $10.1 million from January 1, 2004 through April 28, 2004. Gross losses were realized on the sale of available-for-sale securities of $14.7 million and $9.2 million for the years ended December 31, 2006 and 2005, $2.0 million from April 29, 2004 through December 31, 2004, and $0.3 million from January 1, 2004 through
April 28, 2004. In addition, other-than-temporary impairments on available for sale securities of $9.1 million and $6.0 million for the years ended
December 31, 2006 and 2005, $4.9 million from April 29. 2004 through
December 31, 2004 and $2.5 million from January 1, 2004 through April 28, 2004 were recognized in the consolidated statements of income.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company's investments in available-for-sale and held-to-maturity securities are summarized below for the years indicated:

                                                                      December 31, 2006
                                                       -----------------------------------------------
                                                                        Gross      Gross
                                                                      Unrealized Unrealized
                                                       Amortized Cost   Gains      Losses   Fair Value
                                                       -------------- ---------- ---------- ----------
                                                                        (in millions)
Available-for-Sale:
Corporate securities..................................    $3,735.6      $20.3      $(46.6)   $3,709.3
Asset-backed and mortgage-backed securities...........       866.5        4.7       (11.5)      859.7
Obligations of states and political subdivisions......         2.3         --          --         2.3
U.S. Treasury securities and obligations of U.S.
  government orporations and agencies ................        37.2        0.1          --        37.3
                                                          --------      -----      ------    --------
   Fixed maturities available-for-sale total..........     4,641.6       25.1       (58.1)    4,608.6
   Equity securities..................................       145.2       13.2        (0.3)      158.1
                                                          --------      -----      ------    --------
       Total fixed maturities and equity
         securities available-for-sale ...............    $4,786.8      $38.3      $(58.4)   $4,766.7
                                                          ========      =====      ======    ========

                                                                      December 31, 2005
                                                       -----------------------------------------------
                                                                        Gross      Gross
                                                                      Unrealized Unrealized
                                                       Amortized Cost   Gains      Losses   Fair Value
                                                       -------------- ---------- ---------- ----------
                                                                        (in millions)
Available-for-Sale:
Corporate securities - Restated.......................    $3,315.5      $27.3      $(43.0)   $3,299.8
Asset-backed and mortgage-backed securities -
  Restated............................................       903.5        5.0       (16.0)      892.5
Obligations of states and political subdivisions......         9.5         --        (0.3)        9.2
Debt securities issued by foreign governments.........         0.2         --          --         0.2
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies .                      30.0        0.2        (0.4)       29.8
                                                          --------      -----      ------    --------
   Fixed maturities available-for-sale total..........     4,258.7       32.5       (59.7)    4,231.5
   Equity securities..................................        36.1        0.5        (0.4)       36.2
                                                          --------      -----      ------    --------
       Total fixed maturities and equity
         securities available-for-sale ...............    $4,294.8      $33.0      $(60.1)   $4,267.7
                                                          ========      =====      ======    ========

The amortized cost and fair value of fixed maturities at December 31, 2006, by contractual maturity, are shown below:

                                                      Amortized Cost Fair Value
                                                      -------------- ----------
                                                            (in millions)
Available-for-Sale:
-------------------                                   -------------- ----------
Due in one year or less..............................    $  156.4     $  156.1
Due after one year through five years................     1,490.5      1,482.5
Due after five years through ten years...............     1,170.9      1,158.2
Due after ten years..................................       957.3        952.1
                                                         --------     --------
                                                          3,775.1      3,748.9
Mortgage-backed securities...........................       866.5        859.7
                                                         --------     --------
Total................................................    $4,641.6     $4,608.6
                                                         ========     ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

On December 31, 2005 the Company had $116.3 million of securities at fair value on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. At December 31, 2006, the Company no longer participates in a security lending program for the purpose of enhancing income on securities held.

Depreciation expense on investment real estate was $3.3 million, $0.7 million, and $1.0 million, in 2006, 2005, and 2004, respectively. Accumulated depreciation was $5.9 million and $2.6 million at December 31, 2006 and 2005, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation, government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team and the head of portfolio management. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments; and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           Unrealized Losses on Fixed Maturity and Equity Securities

                                                                      As of December 31, 2006
                                              Less than 12 months       12 months or more               Total
                                           -------------------------- ----------------------- --------------------------
                                                                       Carrying                  Carrying
                                                                       Value of                  Value of
                                           Carrying Value             Securities              Securities with
                                            of Securities             with Gross                   Gross
                                             with Gross    Unrealized Unrealized  Unrealized    Unrealized    Unrealized
Description of securities:                 Unrealized Loss   Losses      Loss       Losses         Loss         Losses
------------------------------------------------------------------------------------------------------------------------
US Treasury obligations and direct
  obligations of U.S.government agencies..     $ 11.3        $   --    $    3.0     $   --       $   14.3       $   --
Federal agency mortgage backed securities.       99.3          (0.9)      467.9      (10.6)         567.2        (11.5)
Corporate bonds...........................      760.7         (11.3)    1,563.9      (35.3)       2,324.6        (46.6)
                                               ------        ------    --------     ------       --------       ------
   Total, debt securities.................      871.3         (12.2)    2,034.8      (45.9)       2,906.1        (58.1)
Common stocks.............................        3.6            --         1.3       (0.3)           4.9         (0.3)
                                               ------        ------    --------     ------       --------       ------
   Total..................................     $874.9        $(12.2)   $2,036.1     $(46.2)      $2,911.0       $(58.4)
                                               ======        ======    ========     ======       ========       ======


                                                                      As of December 31, 2005
                                              Less than 12 months       12 months or more               Total
                                           -------------------------- ----------------------- --------------------------
                                                                       Carrying                  Carrying
                                                                       Value of                  Value of
                                           Carrying Value             Securities              Securities with
                                            of Securities             with Gross                   Gross
                                             with Gross    Unrealized Unrealized  Unrealized    Unrealized    Unrealized
Description of securities:                 Unrealized Loss   Losses      Loss       Losses         Loss         Losses
------------------------------------------------------------------------------------------------------------------------
US Treasury obligations and direct
  obligations of U.S.government agencies..    $   18.4       $ (0.5)    $ 13.7      $ (0.2)      $   32.1       $ (0.7)
Federal agency mortgage backed securities.       524.8        (10.9)     122.0        (4.2)         646.8        (15.1)
Corporate bonds...........................     1,858.9        (37.2)     349.8        (6.7)       2,208.7        (43.9)
                                              --------       ------     ------      ------       --------       ------
   Total, debt securities.................     2,402.1        (48.6)     485.5       (11.1)       2,887.6        (59.7)
Common stocks.............................         1.4         (0.4)        --          --            1.4         (0.4)
                                              --------       ------     ------      ------       --------       ------
Total.....................................    $2,403.5       $(49.0)    $485.5      $(11.1)      $2,889.0       $(60.1)
                                              ========       ======     ======      ======       ========       ======

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the assets and derivatives mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2006 the fixed maturity securities had a total gross unrealized loss of $62.5 million excluding basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the Allowance for Probable Losses on Mortgage Loans on Real Estate are summarized below:

                                     Balance at                      Balance at
                                     Beginning                         End of
                                     of Period  Additions Deductions   Period
                                     ---------- --------- ---------- ----------
                                                   (in millions)
Year ended December 31, 2006
   Mortgage loans on real estate....    $4.0      $1.4       $2.6       $2.8
                                        ----      ----       ----       ----
Total                                   $4.0      $1.4       $2.6       $2.8
                                        ====      ====       ====       ====
Year ended December 31, 2005
   Mortgage loans on real estate....    $3.3      $2.8       $2.1       $4.0
                                        ----      ----       ----       ----
Total                                   $3.3      $2.8       $2.1       $4.0
                                        ====      ====       ====       ====
April 29 through December 31, 2004
   Mortgage loans on real estate....    $2.3      $3.3       $2.3       $3.3
                                        ----      ----       ----       ----
Total                                   $2.3      $3.3       $2.3       $3.3
                                        ====      ====       ====       ====
January 1 through April 28, 2004
   Mortgage loans on real estate....    $2.5        --       $0.2       $2.3
                                        ----      ----       ----       ----
Total                                   $2.5      $ --       $0.2       $2.3
                                        ====      ====       ====       ====

At December 31, 2006 and 2005, the total recorded investment in mortgage loans considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                  December 31,
                                                                  ------------
                                                                   2006   2005
                                                                  -----  -----
                                                                  (in millions)
Impaired mortgage loans on real estate with provision for losses. $ 7.4  $13.4
Provision for losses.............................................  (2.8)  (4.0)
                                                                  -----  -----
Net impaired mortgage loans on real estate....................... $ 4.6  $ 9.4
                                                                  =====  =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2006     2005     2004
                                                       -------- -------- ------
                                                        (in millions)
Average recorded investment in impaired loans......... $10.4    $12.5    $6.2
Interest income recognized on impaired loans.......... $  --    $ 0.4    $ --

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $1.1 million and $5.0 million as of December 31, 2006 and 2005, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2006     2005    2004
                                                       -------- ------- -------
                                                       (in millions)
Expected.............................................. $0.1     $0.4    $1.1
Actual................................................  0.1      0.2     0.7

At December 31, 2006, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral                  Carrying    Geographic                  Carrying
Property Type                Amount     Concentration                Amount
-------------------------------------------------------------------------------
                          (in millions)                           (in millions)
Apartments...............   $  168.2    East North Central.......   $  101.2
Hotels...................        7.0    East South Central.......       37.2
Industrial...............      128.2    Middle Atlantic..........      105.0
Office buildings.........      130.5    Mountain.................       65.4
Retail...................      316.3    New England..............       87.0
Mixed use................       58.4    Pacific..................      271.6
Agricultural.............      202.3    South Atlantic...........      239.2
Other....................       48.1    West North Central.......       32.8
                                        West South Central.......      118.6
                                        Canada/Other.............        1.0
Allowance for losses.....       (2.8)   Allowance for losses.....       (2.8)
                            --------                                --------
Total....................   $1,056.2    Total....................   $1,056.2
                            ========                                ========

Mortgage loans with outstanding principal balances of $7.9 million, and bonds with amortized cost of $3.2 million were non-income producing at December 31, 2006. There was no non-income producing real estate at December 31, 2006.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2006 and 2005 was $0.0 million and $13.0 million, and appears on the consolidated balance sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2006 and 2005 was $16.0 million and $48.9 million and appears on the consolidated balance sheets in other liabilities. The fair value of derivative instruments identified as embedded derivatives in modified coinsurance agreements pursuant to DIG B36 are classified as liabilities and appear on the Company's consolidated balance sheets in other liabilities at December 31, 2006 and 2005 and were $17.8 million and $0.5 million, respectively.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company recognized net gains of $1.9 million and $3.3 million related to the ineffective portion of its fair value hedges and no gain or loss related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness for the years ended December 31, 2006 and 2005, respectively. These amounts are recorded in net realized investment and other gains and losses. For the period April 29, 2004 through December 31, 2004, the Company recognized net losses of $5.3 million related to the ineffective portion of its fair value hedges. For the period January 1, 2004 through April 28, 2004, the Company recognized net gains of $3.2 million related to the ineffective portion of its fair value hedges. In 2006 and 2005, the Company had no hedges of firm commitments.

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2006, the Company recognized gains of $0.0 million related to the ineffective portion of its cash flow hedges. For the year ended December 31, 2006, all of the Company's hedged forecast transactions qualified as cash flow hedges.

              JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY NOTES

For the period ended December 31, 2006, $0.0 million was reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $0.2 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

For the years ended December 31, 2006 and 2005 and for the periods from April 29, 2004 through December 31, 2004 and January 1, 2004 through April 28, 2004, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2006, gains of $0.5 million (net of tax of $0.2 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of ($0.2) million (net of tax of $0.2 million) at December 31, 2006. For the year ended December 31, 2005 losses of $0.7 million (net of tax of $0.4 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of ($0.7) million (net of tax of $0.4 million) at December 31, 2005.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

Note 6--Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated federal income tax return. The life insurance sub-group includes three domestic life insurance companies (the Company, John Hancock Life Insurance Company and Manulife Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life insurance company sub-group consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries LLC and John Hancock International Holdings, Inc.

In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if John Hancock Variable Life Insurance Company filed a separate federal income tax return. The tax charge will not be more than that which the Company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

The components of income taxes were as follows:

                                     Year ended   Year ended  April 29 through     January 1
                                    December 31, December 31,   December 31,   through April 28,
                                        2006         2005           2004             2004
                                    ------------ ------------ ---------------- -----------------
                                                           (in millions)
Current taxes:
   Federal.........................    $23.0        $(11.0)        $29.9             $21.8
   Foreign.........................       --           0.5           0.3               0.1
                                       -----        ------         -----             -----
Deferred taxes:                         23.0         (10.5)         30.2              21.9
   Federal - Restated..............     44.9          84.8          20.4              (1.1)
                                       -----        ------         -----             -----
Total income taxes - Restated......    $67.9        $ 74.3         $50.6             $20.8
                                       =====        ======         =====             =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and cumulative effect of accounting change to consolidated income tax expense charged to operations follows:

                                           Year ended   Year ended  April 29 through     January 1
                                          December 31, December 31,   December 31,   through April 28,
                                              2006         2005           2004             2004
                                          ------------ ------------ ---------------- -----------------
                                                                 (in millions)
Tax at 35% - Restated....................    $71.8        $80.2          $51.7             $22.3
Add (deduct):

   Prior year taxes......................      2.0         (1.2)           1.2               0.5

   Tax credits...........................     (3.1)        (3.1)          (1.4)             (0.6)

   Foreign taxes.........................       --          0.4            0.4                --

   Other - Restated......................     (2.8)        (2.0)          (1.3)             (1.4)
                                             -----        -----          -----             -----
       Total income taxes - Restated.....    $67.9        $74.3          $50.6             $20.8
                                             =====        =====          =====             =====

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                 December 31,
                                                                 2006    2005
                                                                ------ --------
                                                                       Restated
                                                                 (in millions)
Deferred tax assets:
   Policy reserve adjustments.................................. $261.8  $299.0
   Other employee benefits.....................................    5.7    32.1
   Unrealized losses...........................................    6.6     6.3
   Deferred acquisition costs..................................   31.1    10.5
   Other.......................................................    3.9      --
                                                                ------  ------
       Total deferred tax assets............................... $309.1  $347.9
                                                                ======  ======
Deferred tax liabilities:
   Lease income................................................   52.6    56.9
   Securities and other investments............................   98.1   122.3
   Value of business acquired..................................  535.6   536.3
   Other.......................................................   86.2    47.0
                                                                ------  ------
       Total deferred tax liabilities.......................... $772.5  $762.5
                                                                ------  ------
       Net deferred tax liabilities............................ $463.4  $414.6
                                                                ======  ======

At December 31, 2006 and 2005, the Company had no operating loss carry-forwards. The Company believes that it will realize the full benefits of its deferred tax assets.

The Company received an income tax refund of $21.0 million in 2006 and made income tax payments of $38.1 million, and $34.6 million in 2005 and 2004, respectively.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7 - Reinsurance

The effect of reinsurance on premiums written and earned was as follows:

                                                               April 29 through  January 1 through
                                                               December 31, 2004 April 28, 2004
                                2006 Premiums   2005 Premiums     Premiums          Premiums
                               --------------  --------------  ----------------  ----------------
                               Written Earned  Written Earned  Written  Earned   Written  Earned
                               ------- ------  ------- ------  -------  ------   -------  ------
                                                        (in millions)
Direct........................ $162.9  $163.0  $174.9  $176.3  $111.5   $112.1   $ 58.2   $ 57.5
Assumed.......................    0.7     0.7     0.2     0.2      --       --       --       --
Ceded.........................  (79.7)  (79.7)  (95.7)  (95.7)  (64.4)   (64.4)   (33.5)   (33.5)
                               ------  ------  ------  ------  ------   ------   ------   ------
Net life premiums............. $ 83.9  $ 84.0  $ 79.4  $ 80.8  $ 47.1   $ 47.7   $ 24.7   $ 24.0
                               ======  ======  ======  ======  ======   ======   ======   ======

For the year ended December 31, 2006 and 2005, benefits to policyholders under life insurance ceded reinsurance contracts were $33.5 million and $64.5 million. For the period April 29, 2004 through December 31, 2004, these ceded benefits were $8.1 million and for the period January 1, 2004 through April 28, 2004 were $3.3 million.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Note 8 - Commitments and Contingencies

Commitments. At December 31, 2006, the Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $22.8 million and $23.5 million, respectively. If funded, loans related to real estate mortgages would be fully collateralized by mortgage properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $46.3 million at December 31, 2006. The majority of these commitments expire in 2007.

Legal Proceedings. The Company is, primarily through its parent John Hancock, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing and late trading of mutual funds and sales compensation and broker-dealer practices, including with respect to variable investment options underlying variable life and annuity products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual funds shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regularity matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 - Shareholder's Equity

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. Effective April 28, 2004 all of the outstanding common stock of JHFS were acquired by the Manulife, refer to Note 1 - Change of Control for further discussion of this transaction. The transaction between Manulife and JHFS did not impact the Company's outstanding common stock. The Company had one class of capital stock: common stock of $50 par value with 50,000 shares authorized and outstanding at December 31, 2006 and 2005.

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                                      Net
                                                                  Accumulated  Accumulated
                                                        Net       Gain (Loss)     Other
                                                     Unrealized     on Cash   Comprehensive
                                                   Gains (Losses) Flow Hedges Income (Loss)
                                                   -------------- ----------- -------------
Predecessor Company
Balance at January 1, 2004                             $ 77.6           --       $ 77.6
Gross unrealized gains (losses) (net of deferred
  income tax benefit of $ 7.9 million)............      (14.5)                    (14.5)
Reclassification adjustment for gains realized in
  net income (net of income tax expense of $3.4
  million)........................................       (6.4)                     (6.4)
Adjustment to deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax expense of $17.3 million)............       32.1                      32.1
                                                       ------        -----       ------
Net unrealized gains (losses).....................       11.2                      11.2
                                                       ------        -----       ------
Balance at April 28, 2004.........................     $ 88.8           --       $ 88.8
                                                       ======        =====       ======
Acquisition by Manulife Financial Corporation:
  Sale of shareholders' equity....................     $(88.8)                   $(88.8)
                                                       ------        -----       ------
Company
Balance at April 29, 2004.........................         --           --           --
                                                       ======        =====       ======
Gross unrealized gains (losses) (net of deferred
  income tax expense of $23.7 million.............     $ 43.9        $  --       $ 43.9
Adjustment to deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax benefit of $5.7 million).............      (10.5)          --        (10.5)
                                                       ------        -----       ------
Net unrealized gains (losses).....................       33.4           --         33.4
                                                       ------        -----       ------
Balance at December 31, 2004......................     $ 33.4           --       $ 33.4
                                                       ======        =====       ======
Gross unrealized gains (losses), (net of deferred
  income tax benefit of $30.7 million)............      (57.0)          --        (57.0)
Reclassification adjustment for gains realized in
  net income (net of income tax expense of $2.5
  million)........................................       (4.6)                     (4.6)
Adjustment to deferred policy acquisition costs
  (net of deferred income tax expense of $8.7
  million)........................................       16.1           --         16.1
                                                       ------        -----       ------
Net unrealized gains (losses).....................      (45.5)          --        (45.5)
Net accumulated gains (losses) on cash flow
  hedges (net of deferred income tax benefit of
  $0.4 million)...................................         --         (0.7)        (0.7)
                                                       ------        -----       ------
Balance at December 31, 2005......................     $(12.1)       $(0.7)      $(12.8)
                                                       ======        =====       ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                           Net
                                                                       Accumulated  Accumulated
                                                             Net       Gain (Loss)     Other
                                                          Unrealized     on Cash   Comprehensive
                                                        Gains (Losses) Flow Hedges Income (Loss)
                                                        -------------- ----------- -------------
Balance at January 1, 2006.............................     $(12.1)       $(0.7)      $(12.8)
Gross unrealized gains (losses), (net of deferred
  income tax expense of $4.4 million)..................        8.2                       8.2
Reclassification adjustment for gains realized in net
  income (net of income tax expense of $2.0 million)...       (3.7)                     (3.7)
Adjustment to deferred policy acquisition costs (net
  of deferred income tax expense of $1.5 million)......        2.7                       2.7
                                                            ------        -----       ------
Net unrealized gains (losses)..........................        7.2                       7.2
                                                            ------        -----       ------
Net accumulated gains (losses) on cash flow hedges
  (net of deferred income tax expense of $0.2 million).         --          0.5          0.5
                                                            ------        -----       ------
Balance at December 31, 2006...........................     $ (4.9)       $(0.2)      $ (5.1)
                                                            ======        =====       ======

Net unrealized investment (losses) gains, included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                         2006    2005    2004
                                                        ------  ------  ------
                                                             (in millions)
Balance, end of year comprises:
   Unrealized investment (losses) gains on:............
       Fixed maturities................................ $(33.0) $(27.2) $ 67.3
       Equity investments..............................   12.9     0.1     0.3
       Other...........................................   (0.2)   (0.1)     --
                                                        ------  ------  ------
Total..................................................  (20.3)  (27.2)   67.6

Amounts of unrealized investment losses (gains)
  attributable to:
       Deferred policy acquisition cost and value
         of business acquired..........................   12.8     8.6   (16.2)
       Deferred federal income taxes...................    2.6     6.5   (18.0)
                                                        ------  ------  ------
Total..................................................   15.4    15.1   (34.2)
                                                        ------  ------  ------
Net unrealized investment (losses) gains............... $ (4.9) $(12.1) $ 33.4
                                                        ======  ======  ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

(c) Statutory Results

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

At December 31, 2006, there were no permitted practices.

Statutory net income and surplus include the accounts of the Company.

                                                            2006   2005   2004
                                                           ------ ------ ------
                                                              (in millions)
Statutory net income...................................... $117.5 $165.8 $162.2
Statutory surplus.........................................  676.5  752.7  810.8

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 10 - Segment Information

As a result of the merger with Manulife (see Note 1 - Change of Control) the Company renamed the Asset Gathering Segment as the Wealth Management Segment. The Company has two reportable segments that are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual fixed and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following tables summarize selected financial information by segment for the periods indicated:

                                                                     Wealth
                                                        Protection Management Corporate Consolidated
                                                        ---------- ---------- --------- ------------
                                                                       (in millions)
Company
Year ended December 31, 2006
Revenues:
   Revenue from external customers..................... $   499.1   $   21.9   $    --   $   521.0
   Net investment income...............................     348.0       10.1       0.1       358.2
   Net realized investment and other gains (losses)....      (6.1)      (0.1)       --        (6.2)
                                                        ---------   --------   -------   ---------
   Revenues............................................ $   841.0   $   31.9   $   0.1   $   873.0
                                                        =========   ========   =======   =========
Net Income:
   Net income.......................................... $   138.4   $    0.2   $  (1.2)  $   137.4
                                                        =========   ========   =======   =========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method................................. $    12.7   $     --   $    --   $    12.7
   Carrying value of investments accounted for by the
     equity method.....................................     138.8        7.5        --       146.3
   Amortization of deferred policy acquisition costs
     and value of business acquired....................      52.8        9.4        --        62.2
   Income tax expense..................................      68.6       (0.2)     (0.5)       67.9
   Segment assets...................................... $16,723.6   $1,039.3   $ (37.3)  $17,725.6

                                                                     Wealth
                                                        Protection Management Corporate Consolidated
                                                        ---------- ---------- --------- ------------
                                                                       (in millions)
Company
Year ended December 31, 2005
Revenues:
   Revenue from external customers - Restated.......... $   447.8   $   28.8   $    --   $   476.6
   Net investment income - Restated....................     330.8       13.5      (1.0)      343.3
   Net realized investment and other gains (losses)....       9.9        1.3      (0.2)       11.0
                                                        ---------   --------   -------   ---------
   Revenues - Restated................................. $   788.5   $   43.6      (1.2)  $   830.9
                                                        =========   ========   =======   =========
Net Income:
   Net income - Restated............................... $   148.1   $    9.0   $  (2.3)  $   154.8
                                                        =========   ========   =======   =========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method................................. $    27.8   $    0.6        --   $    28.4
   Carrying value of investments accounted for by the
     equity method.....................................     243.5       12.7        --       256.2
   Amortization of deferred policy acquisition costs
     and value of business acquired....................      34.7        9.1        --        43.8
   Income tax expense - Restated.......................      73.7        1.8      (1.2)       74.3
   Segment assets - Restated........................... $15,691.6   $1,346.5   $(187.3)  $16,850.8

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                Wealth
                                                   Protection Management Consolidated
                                                   ---------- ---------- ------------
                                                             (in millions)
Company
Period from April 29 through December 31, 2004
Revenues:
   Revenues from external customers............... $   280.5   $   15.8   $   296.3
   Net investment income - Restated...............     193.7       10.2       203.9
   Net realized investment and other losses.......     (23.4)      (0.9)      (24.3)
                                                   ---------   --------   ---------
   Revenues - Restated............................ $   450.8   $   25.1   $   475.9
                                                   =========   ========   =========
   Net income - Restated.......................... $    93.4   $    3.6   $    97.0
                                                   =========   ========   =========
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method..................... $    14.2   $    0.3   $    14.5
   Carrying value of investments accounted for by
     the equity method............................     291.2       13.5       304.7
   Amortization of deferred policy acquisition
     costs and value of business acquired.........       6.3        6.6        12.9
   Income tax expense - Restated..................      50.8       (0.2)       50.6
   Segment assets - Restated...................... $14,454.5   $1,484.1   $15,938.6

                                                                Wealth
                                                   Protection Management Consolidated
                                                   ---------- ---------- ------------
Predecessor Company                                          (in millions)
Period from January 1 through April 28, 2004
Revenues:
   Revenues from external customers............... $   148.1   $    8.3   $   156.4
   Net investment income..........................     106.8        6.1       112.9
   Net realized investment and other losses.......      (1.0)      (2.4)       (3.4)
                                                   ---------   --------   ---------
   Revenues....................................... $   253.9   $   12.0   $   265.9
                                                   =========   ========   =========
   Net income - Restated.......................... $    47.3   $   (7.3)  $    40.0
                                                   =========   ========   =========
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method..................... $     2.0   $    0.1   $     2.1
   Amortization of deferred policy acquisition
     costs and value of business acquired.........      22.9        7.9        30.8
   Income tax expense - Restated..................      23.0       (2.2)       20.8

The Company operates primarily in the United States. The Company has no reportable major customers.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications. At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team and the head of portfolio management. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rates or the fair value of the underlying collateral for loans that are collateral dependent.

The fair value for publicly traded equity securities is based on quoted market prices.

The carrying values for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and credit default swaps. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the outstanding commitment.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                           December 31,
                                                      2006              2005
                                                ----------------- -----------------
                                                Carrying  Fair    Carrying  Fair
                                                 Value    Value    Value    Value
                                                -------- -------- -------- --------
                                                           (in millions)
Assets:
   Fixed maturities:
       Available-for-sale...................... $4,608.6 $4,608.6 $4,231.5 $4,231.5
   Equity securities:
       Available-for-sale......................    158.1    158.1     36.2     36.2
   Mortgage loans on real estate...............  1,056.2  1,042.8  1,137.5  1,135.3
   Policy loans................................    441.6    441.6    415.9    415.9
   Cash and cash equivalents...................    236.7    236.7    206.6    206.6
Derivatives:
   Interest rate swap agreements...............     12.3     12.3      4.4      4.4
   Interest rate floor agreements..............       --       --     10.0     10.0
   Credit default swaps........................       --       --      0.2      0.2
Liabilities:
   Fixed rate deferred and immediate annuities. $  245.1 $  245.1 $  280.1 $  280.1
Derivatives:
   Interest rate swap agreements...............     27.9     27.9     50.4     50.4
   Interest rate cap agreements................      0.1      0.1       --       --
   Foreign exchange forward agreements.........      0.1      0.1       --       --
   Credit default swaps........................      0.1      0.1      0.1      0.1
   Embedded derivatives........................      0.1      0.1       --       --
Commitments....................................       --     46.3       --     67.5

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 12 -- Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company (see Note 1 - Change of Control for additional discussion of the Manulife acquisition).

Unamortizable assets include goodwill and brand name. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife in the recent merger. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger.

Amortizable assets include value of business acquired (VOBA) and distribution networks. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife in the recent merger. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife in the recent merger. Distribution networks had weighted average lives of 22 years at the merger.

Brand name, distribution networks, and goodwill were initially recognized at the time of the acquisition of the Company by Manulife. VOBA was expanded in scope and size as a result of the merger.

The Company tests non-amortizing assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. The Company tests goodwill using the two-step impairment testing program set forth in SFAS No. 142 "Goodwill and Other Intangible Assets." VOBA and the Company's other intangible assets are evaluated by comparing their fair values to their current carrying values whenever they are tested. Impairments are recorded whenever an asset's fair value is deemed to be less than its carrying value.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                      Accumulated
                                     Gross Carrying Amortization and Net Carrying
                                         Amount      Other Changes      Amount
                                     -------------- ---------------- ------------
                                                     (in millions)
December 31, 2006
   Unamortizable intangible assets:
       Goodwill.....................    $  410.8         $   --        $  410.8
       Brand name...................        84.7             --            84.7
   Amortizable intangible assets:
       Distribution networks........       134.4           (5.3)          129.1
       VOBA.........................     1,376.3          (77.3)        1,299.0

December 31, 2005
   Unamortizable intangible assets:
       Goodwill.....................    $  410.8         $   --        $  410.8
       Brand name...................        84.7             --            84.7
   Amortizable intangible assets:
       Distribution networks........       134.4           (2.6)          131.8
       VOBA.........................     1,376.3          (53.1)        1,323.2

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY



                                                                              Period from
                                                                                April 29    Period from
                                                                                through      January 1
                                                                              December 31, through April
                                                                  2006  2005      2004       28, 2004
                                                                  ----- ----- ------------ -------------
                                                                              (in millions)
Aggregate amortization expense
Distribution networks, net of tax of $0.9 million, $0.7 million,
  $0.2 million and $ - million, respectively..................... $ 1.8 $ 1.4     $0.3         $ --
VOBA, net of tax of $8.9 million, $18.5 million, $3.3 million
  and $0.1 million, respectively.................................  16.4  34.4      6.0          0.2
                                                                  ----- -----     ----         ----
Aggregate amortization expense, net of tax of $9.8 million,
  $19.2 million, $3.5 million and $0.1 million, respectively..... $18.2 $35.8     $6.3         $0.2
                                                                  ===== =====     ====         ====

                                                                  Tax     Net
                                                                 Effect Expense
                                                                 ------ -------
                                                                 (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
2007............................................................ $17.2   $31.9
2008............................................................  21.2    39.4
2009............................................................  21.0    39.0
2010............................................................  20.7    38.4
2011............................................................  21.3    39.5

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                                        Wealth
                                         Protection   Management   Consolidated
                                         ---------- -------------- ------------
                                                    ( in millions)
Goodwill:
Balance at January 1, 2006..............   $368.5       $42.3         $410.8
                                           ------       -----         ------
Balance at December 31, 2006............   $368.5       $42.3         $410.8
                                           ======       =====         ======

                                                        Wealth
                                         Protection   Management   Consolidated
                                         ---------- -------------- ------------
                                                    ( in millions)
Goodwill:
Balance at January 1, 2005..............   $368.5       $42.3         $410.8
                                           ------       -----         ------
Balance at December 31, 2005............   $368.5       $42.3         $410.8
                                           ======       =====         ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Brand name:                                          (in millions)
Balance at January 1, 2006...............   $ 79.9       $4.8         $ 84.7
                                            ------       ----         ------
Balance at December 31, 2006.............   $ 79.9       $4.8         $ 84.7
                                            ======       ====         ======

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Brand name:                                          (in millions)
Balance at January 1, 2005...............   $ 79.9       $4.8         $ 84.7
                                            ------       ----         ------
Balance at December 31, 2005.............   $ 79.9       $4.8         $ 84.7
                                            ======       ====         ======
Amortizable intangible assets:

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Distribution network:                                (in millions)
Balance at January 1, 2006...............   $129.3       $2.5         $131.8
Amortization.............................     (2.7)        --           (2.7)
                                            ------       ----         ------
Balance at December 31, 2006.............   $126.6       $2.5         $129.1
                                            ======       ====         ======

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Distribution network:                                (in millions)
Balance at January 1, 2005...............   $131.4       $2.5         $133.9
Amortization.............................     (2.1)        --           (2.1)
                                            ------       ----         ------
Balance at December 31, 2005.............   $129.3       $2.5         $131.8
                                            ======       ====         ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                 Wealth
                                                   Protection  Management    Consolidated
                                                   ---------- -------------  ------------
VOBA:.............................................            (in millions)
Balance at January 1, 2006........................  $1,266.7  $        56.5    $1,323.2
Amortization......................................     (16.1)          (9.2)      (25.3)
Adjustment to unrealized gains on securities
  available for sale..............................       0.8            0.3         1.1
                                                    --------  -------------    --------
Balance at December 31, 2006......................  $1,251.4  $        47.6    $1,299.0
                                                    ========  =============    ========

                                                                 Wealth
                                                   Protection  Management    Consolidated
                                                   ---------- -------------  ------------
VOBA:                                                         (in millions)
Balance at January 1, 2005........................  $1,199.4  $        63.4    $1,262.8
Amortization......................................     (43.9)          (9.0)      (52.9)
Adjustment to unrealized gains on securities
  available for sale..............................      24.3            2.1        26.4
Other Adjustments (1).............................      86.9             --        86.9
                                                    --------  -------------    --------
Balance at December 31, 2005......................  $1,266.7  $        56.5    $1,323.2
                                                    ========  =============    ========

--------
(1)The purchase equation with respect to the purchase transaction with Manulife was reallocated and finalized during the second quarter of 2005. Total adjustments to VOBA were $86.9 million.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 13- Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2006 and 2005, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Statement of Operations. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the Statement of Operations.

The deposits related to the variable life insurance contracts are invested in separate accounts and the company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

At December 31, 2006 and December 31, 2005, the Company had the following variable life contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life contracts, and, for other variable life contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

                                                   December 31,   December 31,
                                                       2006           2005
                                                   ------------   ------------
                                                   (in millions, except for age)
Life contracts with guaranteed benefits
In the event of death
   Account value..................................   $6,231.6       $5,994.5
   Net amount at risk related to deposits.........       81.0          127.5
   Average attained age of contractholders........         46             45

The variable annuity contracts are issued through separate accounts and the company contractually guarantees to the contract holder either (a) return of at least no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization, or at specified dates during the accumulation period.

At December 31, 2006 and December 31, 2005, the Company had the following variable annuity contracts with guarantees. (Note that the company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                      December 31, December 31,
                                                          2005         2006
                                                      ------------ ------------
                                                      (in millions, except for
                                                          age and percent)
Return of net deposits
In the event of death:
   Account value.....................................    $257.4       $271.4
   Net amount at risk................................      13.1         20.8
   Average attained age of contractholders...........        65           64
Return of net deposits plus a minimum return
In the event of death:
   Account value.....................................    $130.5       $134.5
   Net amount at risk................................      47.1         55.3
   Average attained age of contractholders...........        67           65
   Guaranteed minimum return rate....................         5%           5%
At annuitization:
   Account value.....................................    $ 50.4       $ 50.6
   Net amount at risk................................       8.7          9.9
   Average attained age of contractholders...........        63           61
   Range of guaranteed minimum return rates..........       4-5%         4-5%
Highest specified anniversary account value minus
  withdrawals post anniversary.......................
In the event of death:...............................
   Account value.....................................    $506.2       $595.6
   Net amount at risk................................      38.8         71.3
   Average attained age of contractholders...........        64           63

Account balances of variable contracts with guarantees invest in variable separate accounts in various mutual funds which included foreign and domestic equity and bond funds as shown below:

                                                   December 31, December 31,
                                                       2006         2005
                                                   ------------ ------------
                  Type of Fund                           (in millions)
Domestic Equity - Growth Funds....................   $  903.7     $1,038.4
Domestic Bond Funds...............................    1,253.3      1,070.3
Domestic Equity - Growth & Income Funds...........    2,672.8      2,818.7
Domestic Equity - Blend Funds.....................    1,500.1      1,081.2
Domestic Equity - Value Funds.....................       70.0        302.9
International Equity Funds........................      823.6        507.4
International Bond Funds..........................       52.3         55.9
Hedge Funds.......................................       58.6         44.8
                                                     --------     --------
Total.............................................   $7,334.4     $6,919.6
                                                     ========     ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as of December 31, 2006 and 2005, respectively:

                                             Guaranteed     Guaranteed
                                               Minimum       Minimum
                                            Death Benefit Income Benefit
                                               (GMDB)         (GMIB)     Totals
                                            ------------- -------------- ------
                                                       (in millions)
Balance at January 1, 2006.................     $27.3          $0.7      $28.0
Additions to reserve.......................       6.4           0.2        6.6
Paid guarantee benefits....................      (2.2)           --       (2.2)
                                                -----          ----      -----
Balance at December 31, 2006...............     $31.5          $0.9      $32.4
                                                =====          ====      =====
Balance at January 1, 2005.................     $22.9          $0.5      $23.4
Additions to reserve.......................       7.2           0.2        7.4
Paid guarantee benefits....................      (2.8)           --       (2.8)
                                                -----          ----      -----
Balance at December 31, 2005...............     $27.3          $0.7      $28.0
                                                =====          ====      =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The following assumptions and methodology were used to determine the GMDB liability at December 31, 2006:

    . Data used included 200 and 1000 (for annuity and life contracts, respectively) stochastically generated investment performance scenarios.

    . Volatility assumptions depended on mix of investments by contract type and ranged between 13.8% (life products) and 6-21% (annuity products).

    . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product.

    . Mean investment performance assumptions for annuity contracts were 9.0% for 2006 and 8.8% for 2005 (average of fund returns).

    .  Annuity mortality was assumed to be 100 % of the Annuity 2000 Table.

    . Annuity lapse rates vary by contract type and duration and range from 1 percent to 25 percent for 2006 and from 1 percent to 20 percent for 2005.

    .  Annuity discount rate was 6.5%.

GMIB is valued in accordance with Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts.

AUDITED FINANCIAL STATEMENTS

John Hancock Variable Annuity Account JF of
John Hancock Variable Life Insurance Company
December 31, 2006

                   John Hancock Variable Annuity Account JF of
                  John Hancock Variable Life Insurance Company

                          Audited Financial Statements

                                December 31, 2006

                                    CONTENTS

Audited Financial Statements
Report of Ernst & Young LLP, Independent Registered Public Accounting
   Firm ...................................................................    1
Statement of Assets and Liabilities .......................................    2
Statement of Operations and Changes in Contract Owners' Equity ............    5
Notes to Financial Statements .............................................   19

           REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

To the Policyholders of
John Hancock Variable Annuity Account JF of John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account JF (the "Account") (comprising respectively, the Active Bond, International Equity Index, Money Market, Bond Index, Mid Cap Value B, Small Cap Value, Growth & Income, Managed, Short-Term Bond, Small Cap Emerging Growth, Overseas Equity B, Equity Index, Blue Chip D, Equity Income D, Financial Services D, Global Bond D, Health D, High Yield D, Mid Cap Index D, Mid Cap Stock D, Real Estate Securities D, Small Cap Index D, Total Return D, Total Stock Index D, and Capital Appreciation D sub-accounts) as of December 31, 2006, and the related statements of operations and changes in contract owners' equity for each of these sub-accounts and for the Large Cap Growth D sub-account for the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting John Hancock Variable Annuity Account JF at December 31, 2006, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 13, 2007

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

                                                              International                                 Mid Cap
                                                Active Bond    Equity Index   Money Market   Bond Index     Value B
                                                -----------   -------------   ------------   ----------   ----------
ASSETS
Investments in shares of portfolios at value:   $24,260,655    $17,044,920     $24,068,989   $9,654,552   $9,263,671
                                                -----------    -----------     -----------   ----------   ----------
Total Assets                                    $24,260,655    $17,044,920     $24,068,989   $9,654,552   $9,263,671
                                                ===========    ===========     ===========   ==========   ==========
NET ASSETS:
Contracts in accumulation                       $24,260,655    $17,044,920     $23,982,770   $9,654,552   $9,263,671
Contracts in payout (annuitization)                                                 86,219
                                                -----------    -----------     -----------   ----------   ----------
Total net assets                                $24,260,655    $17,044,920     $24,068,989   $9,654,552   $9,263,671
                                                ===========    ===========     ===========   ==========   ==========
Units outstanding                                 1,930,780      1,044,091       2,262,046      719,263      400,087
                                                ===========    ===========     ===========   ==========   ==========
Unit value (in accumulation)                    $     12.57    $     16.33     $     10.64   $    13.42   $    23.15
                                                ===========    ===========     ===========   ==========   ==========

                                                 Small Cap       Growth &                     Short-Term      Small Cap
                                                   Value          Income         Managed         Bond      Emerging Growth
                                                -----------   --------------   -----------   -----------   ---------------
ASSETS
Investments in shares of portfolios at value:   $15,548,077     $32,015,880    $11,178,585   $11,382,714     $11,647,180
                                                -----------     -----------    -----------   -----------     -----------
Total Assets                                    $15,548,077     $32,015,880    $11,178,585   $11,382,714     $11,647,180
                                                ===========     ===========    ===========   ===========     ===========
NET ASSETS:
Contracts in accumulation                       $15,548,077     $31,994,818    $11,178,585   $11,382,714     $11,647,180
Contracts in payout (annuitization)                                  21,062
                                                -----------     -----------    -----------   -----------     -----------
Total net assets                                $15,548,077     $32,015,880    $11,178,585   $11,382,714     $11,647,180
                                                ===========     ===========    ===========   ===========     ===========
Units outstanding                                   480,800       3,481,936      1,032,083       726,049       1,000,013
                                                ===========     ===========    ===========   ===========     ===========
Unit value (in accumulation)                    $     32.34     $      9.19    $     10.83   $     15.68     $     11.65
                                                ===========     ===========    ===========   ===========     ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                STATEMENT OF ASSETS AND LIABILITIES-- (CONTINUED)
                                DECEMBER 31, 2006

                                                  Overseas                                    Equity      Financial
                                                  Equity B    Equity Index   Blue Chip D     Income D     Services D
                                                -----------   ------------   -----------   -----------   -----------
ASSETS
Investments in shares of portfolios at value:   $12,822,331    $55,638,952   $16,190,898   $35,138,760   $16,271,280
                                                -----------    -----------   -----------   -----------   -----------
Total Assets                                    $12,822,331    $55,638,952   $16,190,898   $35,138,760   $16,271,280
                                                ===========    ===========   ===========   ===========   ===========
NET ASSETS:
Contracts in accumulation                       $12,822,331    $55,577,624   $16,190,898   $35,113,537   $16,266,475
Contracts in payout (annuitization)                                 61,328                      25,223         4,805
                                                -----------    -----------   -----------   -----------   -----------
Total net assets                                $12,822,331    $55,638,952   $16,190,898   $35,138,760   $16,271,280
                                                ===========    ===========   ===========   ===========   ===========
Units outstanding                                   962,000      2,543,078     1,879,113     2,120,699       813,072
                                                ===========    ===========   ===========   ===========   ===========
Unit value (in accumulation)                    $     13.33    $     21.88   $      8.62   $     16.57   $     20.01
                                                ===========    ===========   ===========   ===========   ===========

                                                   Global                     High       Mid Cap     Mid Cap
                                                   Bond D      Health D      Yield D     Index D     Stock D
                                                -----------   ----------   ----------   --------   ----------
ASSETS
Investments in shares of portfolios at value:    $2,942,811   $2,580,943   $7,528,289   $964,388   $9,015,017
                                                 ----------   ----------   ----------   --------   ----------
Total Assets                                     $2,942,811   $2,580,943   $7,528,289   $964,388   $9,015,017
                                                 ==========   ==========   ==========   ========   ==========
NET ASSETS:
Contracts in accumulation                        $2,942,811   $2,580,943   $7,528,289   $964,388   $9,015,017
Contracts in payout (annuitization)
                                                 ----------   ----------   ----------   --------   ----------
Total net assets                                 $2,942,811   $2,580,943   $7,528,289   $964,388   $9,015,017
                                                 ==========   ==========   ==========   ========   ==========
Units outstanding                                   204,191      189,039      636,777     73,216      266,438
                                                 ==========   ==========   ==========   ========   ==========
Unit value (in accumulation)                     $    14.41   $    13.65   $    11.82   $  13.17   $    33.84
                                                 ==========   ==========   ==========   ========   ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                STATEMENT OF ASSETS AND LIABILITIES-- (CONTINUED)
                                DECEMBER 31, 2006


                                                Real Estate     Small Cap      Total     Total Stock       Capital
                                                Securities D     Index D     Return D      Index D     Appreciation D
                                                ------------   ----------   ----------   -----------   --------------
ASSETS
Investments in shares of portfolios at value:    $9,587,910    $4,841,350   $2,834,235   $23,968,516     $4,861,288
                                                 ----------    ----------   ----------   -----------     ----------
Total Assets                                     $9,587,910    $4,841,350   $2,834,235   $23,968,516     $4,861,288
                                                 ==========    ==========   ==========   ===========     ==========
NET ASSETS:
Contracts in accumulation                        $9,587,910    $4,841,350   $2,834,235   $23,968,516     $4,861,288
Contracts in payout (annuitization)
                                                 ----------    ----------   ----------   -----------     ----------
Total net assets                                 $9,587,910    $4,841,350   $2,834,235   $23,968,516     $4,861,288
                                                 ==========    ==========   ==========   ===========     ==========
Units outstanding                                   303,871       333,727      260,472     1,652,407      1,264,416
                                                 ==========    ==========   ==========   ===========     ==========
Unit value (in accumulation)                     $    31.55    $    14.51   $    10.88   $     14.51     $     3.84
                                                 ==========    ==========   ==========   ===========     ==========

                                                    Total
                                                ------------
ASSETS
Investments in shares of portfolios at value:   $371,252,191
                                                ------------
Total Assets                                    $371,252,191
                                                ============
NET ASSETS:
Contracts in accumulation                       $371,053,554
Contracts in payout (annuitization)                  198,637
                                                ------------
Total net assets                                $371,252,191
                                                ============
Units outstanding                                 26,579,662
                                                ============
Unit value (in accumulation)                    $      13.97
                                                ============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                         FOR THE YEARS ENDED DECEMBER 31

                                                       Active Bond          International Equity Index
                                                -------------------------   --------------------------
                                                    2006          2005          2006          2005
                                                -----------   -----------   ------------   -----------
Income:
   Dividends                                    $   764,202   $   495,178    $   263,330   $   465,125
Expenses:
   Mortality and expense risk and
      administration charges                        329,719       390,884        194,118       131,374
                                                -----------   -----------    -----------   -----------
Net investment income (loss)                        434,483       104,294         69,212       333,751
Net realized gain (loss)                            (65,450)       19,437        906,851       512,461
Unrealized appreciation (depreciation) during
   the period                                       440,969       293,175      2,643,175     1,307,742
                                                -----------   -----------    -----------   -----------
Net increase (decrease) in contract owners
   equity from operations                           810,002       416,906      3,619,238     2,153,954

Changes from principal transactions:
   Purchase payments                                 41,156       232,979         43,541       105,053
   Transfers between sub-accounts and the
      company                                      (689,105)   (1,186,485)       393,306     9,019,754
   Withdrawals                                   (4,832,108)   (4,592,501)    (1,474,928)     (861,493)
   Annual contract fee                              (64,989)      (73,524)       (46,781)      (32,197)
                                                -----------   -----------    -----------   -----------
Net increase (decrease) in contract owners'
   equity from principal transactions:           (5,545,046)   (5,619,531)    (1,084,862)    8,231,117
                                                -----------   -----------    -----------   -----------
Total increase (decrease) in contract owners'
   equity                                        (4,735,044)   (5,202,625)     2,534,376    10,385,071
Contract owners' equity at beginning of
   period                                        28,995,699    34,198,324     14,510,544     4,125,473
                                                -----------   -----------    -----------   -----------
Contract owners' equity at end of period        $24,260,655   $28,995,699    $17,044,920   $14,510,544
                                                ===========   ===========    ===========   ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
  STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                         FOR THE YEARS ENDED DECEMBER 31

                                                        Money Market                  Bond Index
                                                ---------------------------   -------------------------
                                                    2006           2005           2006          2005
                                                ------------   ------------   -----------   -----------
Income:
   Dividends                                    $  1,161,721   $    768,968   $   369,625   $   197,595
Expenses:
   Mortality and expense risk and
      administration charges                         311,683        328,554       127,622       149,194
                                                ------------   ------------   -----------   -----------
Net investment income (loss)                         850,038        440,414       242,003        48,401
Net realized gain (loss)                              45,168         32,983       (51,396)       23,890
Unrealized appreciation (depreciation) during
   the period                                             --             --        63,206        64,925
                                                ------------   ------------   -----------   -----------
Net increase (decrease) in contract owners
   equity from operations                            895,206        473,397       253,813       137,216

Changes from principal transactions:
   Purchase payments                                  49,503        306,676        28,807        22,514
   Transfers between sub-accounts and the
      company                                     12,704,064      6,019,833       (39,962)     (438,687)
   Withdrawals                                   (13,960,442)   (11,809,697)   (1,749,001)   (1,476,290)
   Annual contract fee                               (69,742)       (77,136)      (28,457)      (32,252)
                                                ------------   ------------   -----------   -----------
Net increase (decrease) in contract owners'
   equity from principal transactions:            (1,276,617)    (5,560,324)   (1,788,613)   (1,924,715)
                                                ------------   ------------   -----------   -----------
Total increase (decrease) in contract owners'
   equity                                           (381,411)    (5,086,927)   (1,534,800)   (1,787,499)
Contract owners' equity at beginning of
   period                                         24,450,400     29,537,327    11,189,352    12,976,851
                                                ------------   ------------   -----------   -----------
Contract owners' equity at end of period        $ 24,068,989   $ 24,450,400   $ 9,654,552   $11,189,352
                                                ============   ============   ===========   ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
  STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                         FOR THE YEARS ENDED DECEMBER 31

                                                     Mid Cap Value B            Small Cap Value
                                                ------------------------   -------------------------
                                                    2006         2005          2006          2005
                                                -----------   ----------   -----------   -----------
Income:
   Dividends                                    $   757,771   $  135,786   $ 2,702,785   $   195,939
Expenses:
   Mortality and expense risk and
      administration charges                        113,883      114,464       190,656       193,953
                                                -----------   ----------   -----------   -----------
Net investment income (loss)                        643,888       21,322     2,512,129         1,986
Net realized gain (loss)                            485,339      353,049       880,554     1,270,067
Unrealized appreciation (depreciation) during
   the period                                       442,576      167,788      (875,652)      (70,115)
                                                -----------   ----------   -----------   -----------
Net increase (decrease) in contract owners
   equity from operations                         1,571,803      542,159     2,517,031     1,201,938

Changes from principal transactions:
   Purchase payments                                 14,206       13,179        51,748       129,831
   Transfers between sub-accounts and the
      company                                      (510,732)     409,537      (183,661)           85
   Withdrawals                                   (1,018,360)    (918,056)   (1,873,255)   (2,275,124)
   Annual contract fee                              (27,161)     (26,003)      (40,930)      (42,369)
                                                -----------   ----------   -----------   -----------
Net increase (decrease) in contract owners'
   equity from principal transactions:           (1,542,047)    (521,343)   (2,046,098)   (2,187,577)
                                                -----------   ----------   -----------   -----------
Total increase (decrease) in contract owners'
   equity                                            29,756       20,816       470,933      (985,639)
Contract owners' equity at beginning of
   period                                         9,233,915    9,213,099    15,077,144    16,062,783
                                                -----------   ----------   -----------   -----------
Contract owners' equity at end of period        $ 9,263,671   $9,233,915   $15,548,077   $15,077,144
                                                ===========   ==========   ===========   ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                         FOR THE YEARS ENDED DECEMBER 31

                                                     Growth & Income                 Managed
                                                -------------------------   -------------------------
                                                    2006          2005          2006          2005
                                                -----------   -----------   -----------   -----------
Income:
   Dividends                                    $ 2,226,524   $ 1,671,987   $ 1,024,269   $   348,396
Expenses:
   Mortality and expense risk and
      administration charges                        424,998       473,313       148,237       169,028
                                                -----------   -----------   -----------   -----------
Net investment income (loss)                      1,801,526     1,198,674       876,032       179,368
Net realized gain (loss)                          2,071,762     1,047,623        68,640        80,523
Unrealized appreciation (depreciation) during
   the period                                      (255,578)      468,854      (271,117)      (71,665)
                                                -----------   -----------   -----------   -----------
Net increase (decrease) in contract owners
   equity from operations                         3,617,710     2,715,151       673,555       188,226
Changes from principal transactions:
   Purchase payments                                102,800       373,566        37,449        90,417
   Transfers between sub-accounts and the
      company                                      (574,340)      (69,125)     (754,366)     (128,050)
   Withdrawals                                   (8,106,824)   (6,681,955)   (1,790,648)   (1,328,772)
   Annual contract fee                              (67,536)      (72,630)      (30,457)      (34,405)
                                                -----------   -----------   -----------   -----------
Net increase (decrease) in contract owners'
   equity from principal transactions:           (8,645,900)   (6,450,144)   (2,538,022)   (1,400,810)
                                                -----------   -----------   -----------   -----------
Total increase (decrease) in contract owners'
   equity                                        (5,028,190)   (3,734,993)   (1,864,467)   (1,212,584)
Contract owners' equity at beginning of
   period                                        37,044,070    40,779,063    13,043,052    14,255,636
                                                -----------   -----------   -----------   -----------
Contract owners' equity at end of period        $32,015,880   $37,044,070   $11,178,585   $13,043,052
                                                ===========   ===========   ===========   ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                         FOR THE YEARS ENDED DECEMBER 31

                                                     Short-Term Bond        Small Cap Emerging Growth
                                                -------------------------   -------------------------
                                                    2006          2005          2006          2005
                                                -----------   -----------   -----------   -----------
Income:
   Dividends                                    $   405,331   $   222,652   $        --   $   273,697
Expenses:
   Mortality and expense risk and
      administration charges                        147,800       170,440       155,915       146,720
                                                -----------   -----------   -----------   -----------
Net investment income (loss)                        257,531        52,212      (155,915)      126,977
Net realized gain (loss)                            (55,640)     (136,770)      848,175       294,499
Unrealized appreciation (depreciation) during
   the period                                       184,317       201,074       712,001     1,351,815
                                                -----------   -----------   -----------   -----------
Net increase (decrease) in contract owners
   equity from operations                           386,208       116,516     1,404,261     1,773,291
Changes from principal transactions:
   Purchase payments                                 22,562        15,775        31,874        73,247
   Transfers between sub-accounts and the
      company                                      (152,630)     (382,173)     (365,397)       56,222
   Withdrawals                                   (1,678,103)   (2,428,999)   (2,165,137)   (1,249,466)
   Annual contract fee                              (38,108)      (41,244)      (30,802)      (28,952)
                                                -----------   -----------   -----------   -----------
Net increase (decrease) in contract owners'
   equity from principal transactions:           (1,846,279)   (2,836,641)   (2,529,462)   (1,148,949)
                                                -----------   -----------   -----------   -----------
Total increase (decrease) in contract owners'
   equity                                        (1,460,071)   (2,720,125)   (1,125,201)      624,342
Contract owners' equity at beginning of
   period                                        12,842,785    15,562,910    12,772,381    12,148,039
                                                -----------   -----------   -----------   -----------
Contract owners' equity at end of period        $11,382,714   $12,842,785   $11,647,180   $12,772,381
                                                ===========   ===========   ===========   ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                         FOR THE YEARS ENDED DECEMBER 31

                                                    Overseas Equity B              Equity Index
                                                -------------------------   --------------------------
                                                    2006          2005          2006           2005
                                                -----------   -----------   ------------   -----------
Income:
   Dividends                                    $   532,053   $   307,662   $    672,822   $   837,328
Expenses:
   Mortality and expense risk and
      administration charges                        153,702       139,934        712,786       608,569
                                                -----------   -----------   ------------   -----------
Net investment income (loss)                        378,351       167,728        (39,964)      228,759
Net realized gain (loss)                            853,235       744,232      2,383,227       464,914
Unrealized appreciation (depreciation) during
   the period                                       846,845       861,500      5,143,615     3,134,601
                                                -----------   -----------   ------------   -----------
Net increase (decrease) in contract owners
   equity from operations                         2,078,431     1,773,460      7,486,878     3,828,274
Changes from principal transactions:
   Purchase payments                                 48,950        38,216        179,162       282,466
   Transfers between sub-accounts and the
      company                                       684,204      (215,247)    (1,712,013)   38,296,631
   Withdrawals                                   (1,814,160)   (1,390,865)    (9,535,141)   (6,839,981)
   Annual contract fee                              (35,722)      (32,198)      (159,355)     (130,613)
                                                -----------   -----------   ------------   -----------
Net increase (decrease) in contract owners'
   equity from principal transactions:           (1,116,728)   (1,600,094)   (11,227,347)   31,608,503
                                                -----------   -----------   ------------   -----------
Total increase (decrease) in contract owners'
   equity                                           961,703       173,366     (3,740,469)   35,436,777
Contract owners' equity at beginning of
   period                                        11,860,628    11,687,262     59,379,421    23,942,644
                                                -----------   -----------   ------------   -----------
Contract owners' equity at end of period        $12,822,331   $11,860,628   $ 55,638,952   $59,379,421
                                                ===========   ===========   ============   ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                         FOR THE YEARS ENDED DECEMBER 31

                                                      Blue Chip D (1)           Equity Income D (1)
                                                --------------------------   -------------------------
                                                    2006           2005          2006          2005
                                                ------------   -----------   -----------   -----------
Income:
   Dividends                                    $     40,297   $        --   $ 2,709,910   $        --
Expenses:
   Mortality and expense risk and
      administration charges                         199,926       137,422       428,763       297,385
                                                ------------   -----------   -----------   -----------
Net investment income (loss)                        (159,629)     (137,422)    2,281,147      (297,385)
Net realized gain (loss)                             412,780       125,106       471,444       178,739
Unrealized appreciation (depreciation) during
   the period                                      1,014,446     1,948,479     2,833,322     2,175,360
                                                ------------   -----------   -----------   -----------
Net increase (decrease) in contract owners
   equity from operations                          1,267,597     1,936,163     5,585,913     2,056,714
Changes from principal transactions:
   Purchase payments                                  52,368        35,777        99,934       118,623
   Transfers between sub-accounts and the
      company                                         13,065    15,990,174      (579,988)   34,777,026
   Withdrawals                                    (1,939,870)   (1,081,725)   (4,414,387)   (2,320,174)
   Annual contract fee                               (49,178)      (33,473)     (110,508)      (74,393)
                                                ------------   -----------   -----------   -----------
Net increase (decrease) in contract owners'
   equity from principal transactions:            (1,923,615)   14,910,753    (5,004,949)   32,501,082
                                                ------------   -----------   -----------   -----------
Total increase (decrease) in contract owners'
   equity                                           (656,018)   16,846,916       580,964    34,557,796
Contract owners' equity at beginning of
   period                                         16,846,916            --    34,557,796            --
                                                ------------   -----------   -----------   -----------
Contract owners' equity at end of period        $ 16,190,898   $16,846,916   $35,138,760   $34,557,796
                                                ============   ===========   ===========   ===========

(1) Commencement of operations, May 2, 2005, through vote of the Board of Directors.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                         FOR THE YEARS ENDED DECEMBER 31

                                                 Financial Services D (1)      Global Bond D (1)
                                                -------------------------   -----------------------
                                                    2006          2005         2006         2005
                                                -----------   -----------   ----------   ----------
Income:
   Dividends                                    $    77,844   $        --   $   41,062   $       --
Expenses:
   Mortality and expense risk and
      administration charges                        204,076       147,852       39,682       30,979
                                                -----------   -----------   ----------   ----------
Net investment income (loss)                       (126,232)     (147,852)       1,380      (30,979)
Net realized gain (loss)                            950,994       173,249      (39,268)     (33,878)
Unrealized appreciation (depreciation) during
   the period                                     2,350,674     2,283,223      158,485     (202,167)
                                                -----------   -----------   ----------   ----------
Net increase (decrease) in contract owners
   equity from operations                         3,175,436     2,308,620      120,597     (267,024)
Changes from principal transactions:
   Purchase payments                                 36,849       101,575       20,526       13,877
   Transfers between sub-accounts and the
      company                                      (373,553)   17,268,925      (31,506)   3,908,565
   Withdrawals                                   (4,203,030)   (1,995,237)    (495,515)    (310,968)
   Annual contract fee                              (28,687)      (19,618)      (9,101)      (6,640)
                                                -----------   -----------   ----------   ----------
Net increase (decrease) in contract owners'
   equity from principal transactions:           (4,568,421)   15,355,645     (515,596)   3,604,834
                                                -----------   -----------   ----------   ----------
Total increase (decrease) in contract owners'
   equity                                        (1,392,985)   17,664,265     (394,999)   3,337,810
Contract owners' equity at beginning of
   period                                        17,664,265            --    3,337,810           --
                                                -----------   -----------   ----------   ----------
Contract owners' equity at end of period        $16,271,280   $17,664,265   $2,942,811   $3,337,810
                                                ===========   ===========   ==========   ==========

(1) Commencement of operations, May 2, 2005, through vote of the Board of Directors.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                         FOR THE YEARS ENDED DECEMBER 31

                                                      Health D (1)            High Yield D (1)
                                                -----------------------   ------------------------
                                                   2006         2005          2006         2005
                                                ----------   ----------   -----------   ----------
Income:
   Dividends                                    $  240,682   $       --   $   516,899   $       --
Expenses:
   Mortality and expense risk and
      administration charges                        32,380       20,013        98,499       70,821
                                                ----------   ----------   -----------   ----------
Net investment income (loss)                       208,302      (20,013)      418,400      (70,821)
Net realized gain (loss)                            59,860       21,062       109,323       50,341
Unrealized appreciation (depreciation) during
    the period                                     (93,777)     464,609       157,707      484,503
                                                ----------   ----------   -----------   ----------
operations                                         174,385      465,658       685,430      464,023
Changes from principal transactions:
   Purchase payments                                 4,540        1,203        22,704       42,280
   Transfers between sub-accounts and the
      company                                       (5,706)   2,235,892       (85,351)   8,598,500
   Withdrawals                                    (185,015)     (98,140)   (1,342,500)    (816,541)
   Annual contract fee                              (7,444)      (4,430)      (23,649)     (16,607)
                                                ----------   ----------   -----------   ----------
Net increase (decrease) in contract owners'
      equity from principal transactions:         (193,625)   2,134,525    (1,428,796)   7,807,632
                                                ----------   ----------   -----------   ----------
Total increase (decrease) in contract owners'
   equity                                          (19,240)   2,600,183      (743,366)   8,271,655
Contract owners' equity at beginning of
   period                                        2,600,183           --     8,271,655           --
                                                ----------   ----------   -----------   ----------
Contract owners' equity at end of period        $2,580,943   $2,600,183   $ 7,528,289   $8,271,655
                                                ==========   ==========   ===========   ==========

(1) Commencement of operations, May 2, 2005, through vote of the Board of Directors.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                         FOR THE YEARS ENDED DECEMBER 31

                                                Large Cap Growth D (1, 2)   Mid Cap Index D (1)
                                                -------------------------   -------------------
                                                     2006         2005        2006        2005
                                                 -----------   ----------   --------   --------
Income:
   Dividends                                     $    23,217   $       --   $ 46,477   $     --
Expenses:
   Mortality and expense risk and
      administration charges                          20,486       44,827     11,822      5,663
                                                 -----------   ----------   --------   --------
Net investment income (loss)                           2,731      (44,827)    34,655     (5,663)
Net realized gain (loss)                             405,476       37,870     24,583      6,942
Unrealized appreciation (depreciation) during
   the period                                       (310,157)     310,126     14,640     93,060
                                                 -----------   ----------   --------   --------
Net increase (decrease) in contract owners
   equity from operations                             98,050      303,169     73,878     94,339
Changes from principal transactions:
   Purchase payments                                   3,518        9,062      1,042         --
   Transfers between sub-accounts and the
      company                                     (4,988,709)   5,273,745    125,747    804,471
   Withdrawals                                      (180,395)    (504,645)   (99,618)   (30,585)
   Annual contract fee                                (4,320)      (9,475)    (3,137)    (1,749)
                                                 -----------   ----------   --------   --------
Net increase (decrease) in contract owners'
   equity from principal transactions:            (5,169,906)   4,768,687     24,034    772,137
                                                 -----------   ----------   --------   --------
Total increase (decrease) in contract owners'
   equity                                         (5,071,856)   5,071,856     97,912    866,476
Contract owners' equity at beginning of
   period                                          5,071,856           --    866,476         --
                                                 -----------   ----------   --------   --------
Contract owners' equity at end of period         $        --   $5,071,856   $964,388   $866,476
                                                 ===========   ==========   ========   ========

(1) Commencement of operations, May 2, 2005, through vote of the Board of Directors.

(2) On May 1, 2006 Large Cap Growth D ceased operation through a vote of the Board of Directors.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                         FOR THE YEARS ENDED DECEMBER 31

                                                                                     Real
                                                   Mid Cap Stock D (1)      Estate Securities D (1)
                                                ------------------------   ------------------------
                                                    2006         2005          2006         2005
                                                -----------   ----------   -----------   ----------
Income:
   Dividends                                    $   369,927   $       --   $ 1,669,837   $       --
Expenses:
   Mortality and expense risk and
      administration charges                        112,500       70,911       110,088       69,448
                                                -----------   ----------   -----------   ----------
Net investment income (loss)                        257,427      (70,911)    1,559,749      (69,448)
Net realized gain (loss)                            424,620      127,319       195,283       92,082
Unrealized appreciation (depreciation) during
   the period                                       342,822    1,860,303       991,650      975,669
                                                -----------   ----------   -----------   ----------
Net increase (decrease) in contract owners
   equity from operations                         1,024,869    1,916,711     2,746,682      998,303
Changes from principal transactions:
   Purchase payments                                 13,757       31,539        31,869       45,312
   Transfers between sub-accounts and the
      company                                       206,949    7,732,933      (279,103)   7,600,244
   Withdrawals                                   (1,141,322)    (723,757)   (1,145,511)    (369,125)
   Annual contract fee                              (29,256)     (17,406)      (24,707)     (16,054)
                                                -----------   ----------   -----------   ----------
Net increase (decrease) in contract owners'
   equity from principal transactions:             (949,872)   7,023,309    (1,417,452)   7,260,377
                                                -----------   ----------   -----------   ----------
Total increase (decrease) in contract owners'
   equity                                            74,997    8,940,020     1,329,230    8,258,680
Contract owners' equity at beginning of
   period                                         8,940,020           --     8,258,680           --
                                                -----------   ----------   -----------   ----------
Contract owners' equity at end of period        $ 9,015,017   $8,940,020   $ 9,587,910   $8,258,680
                                                ===========   ==========   ===========   ==========

(1) Commencement of operations, May 2, 2005, through vote of the Board of Directors.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                         FOR THE YEARS ENDED DECEMBER 31

                                                 Small Cap Index D (1)       Total Return D (1)
                                                -----------------------   -----------------------
                                                   2006         2005         2006         2005
                                                ----------   ----------   ----------   ----------
Income:
   Dividends                                    $  156,109   $       --   $   91,921   $       --
Expenses:
   Mortality and expense risk and
      administration charges                        60,176       38,259       33,453       18,519
                                                ----------   ----------   ----------   ----------
Net investment income (loss)                        95,933      (38,259)      58,468      (18,519)
Net realized gain (loss)                           132,772       54,979       (2,835)       2,390
Unrealized appreciation (depreciation) during
   the period                                      483,663      625,495        6,784       23,336
                                                ----------   ----------   ----------   ----------
Net increase (decrease) in contract owners
   equity from operations                          712,368      642,215       62,417        7,207
Changes from principal transactions:
   Purchase payments                                 9,608        9,703        1,753       23,147
   Transfers between sub-accounts and the
      company                                       61,161    4,144,908      656,969    2,674,612
   Withdrawals                                    (513,442)    (200,927)    (472,673)    (106,323)
   Annual contract fee                             (14,682)      (9,562)      (8,498)      (4,376)
                                                ----------   ----------   ----------   ----------
Net increase (decrease) in contract owners'
   equity from principal transactions:            (457,355)   3,944,122      177,551    2,587,060
                                                ----------   ----------   ----------   ----------
Total increase (decrease) in contract owners'
   equity                                          255,013    4,586,337      239,968    2,594,267
Contract owners' equity at beginning of
   period                                        4,586,337           --    2,594,267           --
                                                ----------   ----------   ----------   ----------
Contract owners' equity at end of period        $4,841,350   $4,586,337   $2,834,235   $2,594,267
                                                ==========   ==========   ==========   ==========

(1) Commencement of operations, May 2, 2005, through vote of the Board of Directors.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                         FOR THE YEARS ENDED DECEMBER 31

                                                                                 Capital
                                                 Total Stock Index D (1)    Appreciation D (3)
                                                -------------------------   ------------------
                                                   2006           2005             2006
                                                -----------   -----------   ------------------
Income:
   Dividends                                    $   383,326   $        --       $       --
Expenses:
   Mortality and expense risk and
      administration charges                        305,889       216,777           40,256
                                                -----------   -----------       ----------
Net investment income (loss)                         77,437      (216,777)         (40,256)
Net realized gain (loss)                            688,567       255,984          (22,201)
Unrealized appreciation (depreciation) during
   the period                                     2,383,854     2,475,677           97,248
                                                -----------   -----------       ----------
Net increase (decrease) in contract owners
   equity from operations                         3,149,858     2,514,884           34,791
Changes from principal transactions:
   Purchase payments                                101,073       129,986           10,047
   Transfers between sub-accounts and the
      company                                    (1,461,628)   24,177,451        5,220,964
   Withdrawals                                   (2,754,121)   (1,770,430)        (395,793)
   Annual contract fee                              (69,045)      (49,512)          (8,721)
                                                -----------   -----------       ----------
Net increase (decrease) in contract owners'
   equity from principal transactions:           (4,183,721)   22,487,495        4,826,497
                                                -----------   -----------       ----------
Total increase (decrease) in contract owners'
   equity                                        (1,033,863)   25,002,379        4,861,288
Contract owners' equity at beginning of
   period                                        25,002,379            --               --
                                                -----------   -----------       ----------
Contract owners' equity at end of period        $23,968,516   $25,002,379       $4,861,288
                                                ===========   ===========       ==========

(1) Commencement of operations, May 2, 2005, through vote of the Board of Directors.

(3) Commencement of operations, April 28, 2006, through a vote of the Board of Directors.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY--(CONTINUED)
                         FOR THE YEARS ENDED DECEMBER 31

                                                           Total
                                                ---------------------------
                                                    2006           2005
                                                ------------   ------------
Income:
   Dividends                                    $ 17,247,941   $  5,920,313
Expenses:
   Mortality and expense risk and
      administration charges                       4,709,115      4,185,303
                                                ------------   ------------
Net investment income (loss)                      12,538,826      1,735,010
Net realized gain (loss)                          12,181,863      5,799,093
Unrealized appreciation (depreciation) during
   the period                                     19,505,718     21,227,367
                                                ------------   ------------
Net increase (decrease) in contract owners
   equity from operations                         44,226,407     28,761,470
Changes from principal transactions:
   Purchase payments                               1,061,346      2,246,003
   Transfers between sub-accounts and the
      company                                      7,278,679    186,569,741
   Withdrawals                                   (69,281,299)   (52,181,776)
   Annual contract fee                            (1,030,973)      (886,818)
                                                ------------   ------------
Net increase (decrease) in contract owners'
   equity from principal transactions:           (61,972,247)   135,747,150
                                                ------------   ------------
Total increase (decrease) in contract owners'
   equity                                        (17,745,840)   164,508,620
Contract owners' equity at beginning of
   period                                        388,998,031    224,489,411
                                                ------------   ------------
Contract owners' equity at end of period        $371,252,191   $388,998,031
                                                ============   ============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1. ORGANIZATION

John Hancock Variable Annuity Account JF (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Financial Services, Inc. (John Hancock). The Account was formed to fund variable annuity contracts (Contracts) issued by JHVLICO. Currently, the Account funds the Declaration, Patriot, Revolution Access, Revolution Extra, Revolution Standard and Revolution Value Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended (the "Act"), and currently consists of twenty-five sub-accounts which are exclusively invested in a corresponding Portfolio of the John Hancock Trust (the "Trust").

Prior to May 2, 2005, the assets of each sub-account were invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Series Trust). On May 2, 2005, the Series Trust underwent a re-organization, whereby the net assets of the Series Trust were acquired by Portfolios of the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable annuities. As a result, certain sub-accounts previously invested in Funds of the Series Trust ceased operations on May 2, 2005.

Simultaneously, the Account created new sub-accounts, which commenced operations on May 2, 2005, to invest in the NAV Series Share Class of the corresponding Portfolios of the Trust that acquired the previous corresponding Portfolios of the Series Trust.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer two classes of units to fund variable annuity contracts issued by JHVLICO. These classes, Class A and Class B, respectively, represent an interest in the same Portfolio, but in different classes of that Portfolio. Class A represents interests in Series I shares of the Portfolio and Class B represents interests in Series II shares of the Portfolio. Series I and Series II shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

Effective May 2, 2005, the following sub-accounts of the Account were terminated as investment options and the funds transferred to newly created sub-accounts as follows:

Terminated             Funds Transferred to
----------             --------------------
Large Cap Growth       Blue Chip D
Financial Industries   Financial Services D
Health Sciences        Health D
Earnings Growth        Large Cap Growth D
Large Cap Value        Equity Income D
Fundamental Value      Equity Income D
Mid Cap Growth         Mid Cap Stock D
Real Estate Equity     Real Estate Securities D
Total Return Bond      Total Return D
High Yield Bond        High Yield D
Global Bond            Global Bond D

On May 2, 2005, the Small Cap Index D, Mid Cap Index D, Total Stock Index D sub-accounts commenced operations.

On April 28, 2006, sub-account Capital Appreciation D commenced operations.

On May 1, 2006, Large Cap Growth D sub-account ceased operations through a vote of the Boards of Directors. The funds were transferred to the Capital Appreciation D sub-account.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHVLICO may conduct.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                   NOTES TO FINANCIAL STATEMENTS-(CONTINUED)
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Investment in shares of the Trust is valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, is recorded on the ex-distribution date.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A small portion of the net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. For any particular policy, the mortality assumption may be based on the Annuity 2000 Table, the 1983a Individual Annuity Mortality Table, the 1971 Individual Annuity Mortality Table (modified), or the Annuity Mortality Table for 1949 (modified). The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by JHVLICO and may result in additional amounts being transferred into the variable annuity account by JHVLICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to JHVLICO. The total contracts in payout were $193,832 at December 31, 2006.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the JHVLICO, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, JHVLICO does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. JHVLICO will review periodically the status of this decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Account.

EXPENSES

JHVLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at an annual rate ranging from 1.00% to 1.25% of net assets of the sub-accounts.

JHVLICO makes certain other deductions from contract owner payments for premium taxes, guaranteed minimum death benefits, sales charges on purchases and the surrender fee and annual contract fee, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or JHVLICO for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2006.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                   NOTES TO FINANCIAL STATEMENTS-(CONTINUED)
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES

STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, FAIR VALUE MEASUREMENTS ("SFAS 157")

In September, 2006, the FASB issued SFAS No. 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS No. 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy.

SFAS No. 157 will be effective for the Account beginning January 1, 2008 and will then be generally prospectively applicable. The Account is still evaluating the impact SFAS No. 157 will have on its financial position or results of operations.

3. TRANSACTIONS WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                               DECEMBER 31, 2006

4. DETAILS OF INVESTMENTS

The details of the shares owned and cost and value of investments in the Portfolios of the Trust at December 31, 2006 were as follows:

                                     Details of Investments
                             --------------------------------------
                               Shares
Sub-account                     Owned         Cost         Value
-----------                  ----------   -----------   -----------
Active Bond                   2,453,049   $24,083,655   $24,260,655
International Equity Index      800,983    11,877,021    17,044,920
Money Market                 24,068,989    24,068,989    24,068,989
Bond Index                      949,317     9,620,131     9,654,552
Mid Cap Value B                 678,657     7,631,884     9,263,671
Small Cap Value                 755,862    12,347,541    15,548,077
Growth & Income               2,348,927    23,949,430    32,015,880
Managed                         832,979    10,030,338    11,178,585
Short-Term Bond               1,128,118    11,298,449    11,382,714
Small Cap Emerging Growth     1,009,288     8,204,236    11,647,180
Overseas Equity B               892,920     9,147,236    12,822,331
Equity Index                  3,068,889    45,047,961    55,638,952
Blue Chip D                     836,307    13,227,973    16,190,898
Equity Income D               1,900,420    30,130,078    35,138,760
Financial Services D            866,877    11,637,383    16,271,280
Global Bond D                   197,372     2,986,493     2,942,811
Health D                        164,182     2,210,110     2,580,943
High Yield D                    708,212     6,886,078     7,528,289
Mid Cap Index D                  51,161       856,688       964,388
Mid Cap Stock D                 529,983     6,811,891     9,015,017
Real Estate Securities D        347,640     7,620,591     9,587,910
Small Cap Index D               285,121     3,732,192     4,841,350
Total Return D                  205,379     2,804,115     2,834,235
Total Stock Index D           1,824,088    19,108,985    23,968,516
Capital Appreciation D          535,384     4,764,040     4,861,288

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                DECEMBER 31, 2006

4. DETAILS OF INVESTMENTS -- (CONTINUED)

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Trust during 2006 were as follows:

                               Details of Investments
                             -------------------------
Sub-account                   Purchases       Sales
-----------                  -----------   -----------
Active Bond                  $ 1,153,159   $ 6,263,723
International Equity Index     1,194,896     2,210,547
Money Market                  12,866,380    13,292,959
Bond Index                       824,310     2,370,921
Mid Cap Value B                1,256,886     2,155,046
Small Cap Value                3,077,264     2,611,233
Growth & Income                2,912,351     9,756,724
Managed                        1,130,215     2,792,206
Short-Term Bond                  791,678     2,380,426
Small Cap Emerging Growth        595,022     3,280,399
Overseas Equity B              1,439,081     2,177,459
Equity Index                   1,322,445    12,589,756
Blue Chip D                      894,231     2,977,476
Equity Income D                3,249,310     5,973,113
Financial Services D             433,847     5,128,500
Global Bond D                    321,877       836,093
Health D                         463,143       448,466
High Yield D                     783,275     1,793,672
Large Cap Growth D               129,691     5,296,865
Mid Cap Index D                  213,293       154,604
Mid Cap Stock D                1,135,877     1,828,323
Real Estate Securities D       1,831,528     1,689,232
Small Cap Index D                304,567       665,990
Total Return D                   883,069       647,050
Total Stock Index D              697,550     4,803,833
Capital Appreciation D         5,348,108       561,867

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

5. DETAILS OF DIVIDENDS

The dividend income is comprised of distributions received from the underlying Portfolios as follows:


                             Dividend Income Distribution   Capital Gain Distribution            Total
                             ----------------------------   -------------------------   -----------------------
Sub-account                          2006       2005            2006         2005          2006         2005
-----------                      ----------   --------       ----------   ----------    ----------   ----------
Active Bond                      $  764,202   $424,661       $       --   $   70,517    $  764,202   $  495,178
International Equity Index          133,130     56,779          130,200      408,346       263,330      465,125
Money Market                      1,161,721    768,968               --           --     1,161,721      768,968
Bond Index                          369,625    197,595               --           --       369,625      197,595
Mid Cap Value B                      28,844      4,085          728,927      131,701       757,771      135,786
Small Cap Value                      16,690     25,121        2,686,095      170,818     2,702,785      195,939
Growth & Income                     192,688     68,656        2,033,836    1,603,331     2,226,524    1,671,987
Managed                             187,042     80,801          837,227      267,595     1,024,269      348,396
Short-Term Bond                     405,331    222,652               --           --       405,331      222,652
Small Cap Emerging
Growth                                   --         --               --      273,697            --      273,697
Overseas Equity B                   110,502     60,511          421,551      247,151       532,053      307,662
Equity Index                        672,822    108,442               --      728,886       672,822      837,328
Blue Chip D                          40,297         --               --           --        40,297           --
Equity Income D                     544,364         --        2,165,546           --     2,709,910           --
Financial Services D                 77,499         --              345           --        77,844           --
Global Bond D                            --         --           41,062           --        41,062           --
Health D                                 --         --          240,682           --       240,682           --
High Yield D                        516,899         --               --           --       516,899           --
Large Cap Growth D                   23,217         --               --           --        23,217           --
Mid Cap Index D                       6,033         --           40,444           --        46,477           --
Mid Cap Stock D                          --         --          369,927           --       369,927           --
Real Estate Securities D            162,150         --        1,507,687           --     1,669,837           --
Small Cap Index D                    25,762         --          130,347           --       156,109           --
Total Return D                       91,921         --               --           --        91,921           --
Total Stock Index D                 253,170         --          130,156           --       383,326           --

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:


                                                                           FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                        AT DECEMBER 31,              --------------------------------------------------------
                             -------------------------------------   EXPENSE RATIO
                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INVESTMENT     TOTAL RETURN HIGHEST TO
SUB-ACCOUNT                   (000S)   HIGHEST TO LOWEST    (000S)      LOWEST*      INCOME RATIO**          LOWEST***
-----------                   ------   -----------------    ------   -------------   --------------   -----------------------
Active Bond            2006    1,931    $16.12 to $12.52   $24,261     1.25% to 1%        2.89%              3.52% to 3.25%
                       2005    2,378      15.57 to 12.13    28,996      1.25 to 1         1.35                1.53 to 1.28
                       2004    2,844      15.33 to 11.97    34,198      1.25 to 1         3.38                3.71 to 3.44
                       2003    3,298      14.78 to 11.57    38,357      1.25 to 1         4.52                5.42 to 5.16
                       2002    2,058         14.02 to 11    22,745      1.25 to 1         5.30                6.21 to 5.87

International Equity
Index                  2006    1,044      19.77 to 16.33    17,045      1.25 to 1         0.86              25.85 to 25.53
                       2005    1,116      15.73 to 13.01    14,511      1.25 to 1         0.54              18.03 to 15.39
                       2004      366      11.44 to 11.27     4,125      1.25 to 1         2.23              19.06 to 18.75
                       2003      359        9.61 to 9.49     3,405      1.25 to 1         2.93              40.57 to 40.22
                       2002       36        6.84 to 6.77       244      1.25 to 1         3.37          (13.09) to (16.21)

Money Market           2006    2,262      12.86 to 10.47    24,069      1.25 to 1         4.60                3.67 to 3.39
                       2005    2,364      12.40 to 10.13    24,450      1.25 to 1         2.91                1.94 to 1.69
                       2004    2,908      12.17 to 10.10    29,537      1.25 to 1         1.06              0.06 to (0.16)
                       2003    3,820      12.16 to 10.12    38,863      1.25 to 1         0.96            (0.05) to (0.30)
                       2002    5,605      12.17 to 10.15    57,112      1.25 to 1         1.44            (0.30) to (0.50)

Bond Index             2006      719      14.01 to 13.42     9,655      1.25 to 1         3.62                3.02 to 2.78
                       2005      857      13.62 to 13.06    11,189      1.25 to 1         1.65                1.37 to 0.66
                       2004    1,005      13.12 to 12.91    12,977      1.25 to 1         4.51                3.02 to 2.75
                       2003    1,251      12.74 to 12.57    15,726      1.25 to 1         4.36                2.57 to 2.32
                       2002    1,142      12.42 to 12.28    14,036      1.25 to 1         5.27                8.85 to 8.57

Mid Cap Value B        2006      400      23.18 to 12.67     9,264      1.25 to 1         0.32              19.14 to 18.85
                       2005      475      19.50 to 10.66     9,234      1.25 to 1         0.04                6.63 to 6.05
                       2004      502      18.39 to 17.53     9,213      1.25 to 1         0.41              17.56 to 17.26
                       2003      363      15.68 to 14.91     5,681      1.25 to 1         3.84              43.71 to 43.35

Small Cap Value        2006      481      32.58 to 12.58    15,548   1.25 to 1.15         0.11              17.95 to 17.83
                       2005      549      27.62 to 10.68    15,077   1.25 to 1.15         0.16                7.96 to 6.76
                       2004      631          25.43         16,063       1.25             0.88                   23.81
                       2003      685          20.54         14,071       1.25             0.66                   36.26
                       2002      677          15.07         10,197       1.25             0.63                   (7.60)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES-- (CONTINUED)


                                                                         FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                      AT DECEMBER 31,               --------------------------------------------------------
                            -------------------------------------   EXPENSE RATIO
                              UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INVESTMENT     TOTAL RETURN HIGHEST TO
SUB-ACCOUNT                  (000S)   HIGHEST TO LOWEST    (000S)      LOWEST*      INCOME RATIO**          LOWEST***
-----------                  ------   -----------------   -------   -------------   --------------   -----------------------
Growth & Income       2006    3,482    $16.28 to $9.12    $32,016    1.25% to 1%       0.56%             11.61% to 11.33%
                      2006    4,468      14.58 to 8.19     37,044     1.25 to 1        0.18                 7.90 to 7.63
                      2004    5,302      13.52 to 7.61     40,779     1.25 to 1        1.08                 9.86 to 9.57
                      2003    6,022      12.30 to 6.95     42,710     1.25 to 1        0.98               23.11 to 22.80
                      2002    3,092       9.99 to 5.66     17,660     1.25 to 1        0.72            (22.57) to (23.10)

Managed               2006    1,032     12.10 to 10.68     11,179     1.25 to 1        1.58                 6.41 to 6.13
                      2005    1,278     11.37 to 10.06     13,043     1.25 to 1        0.60                 1.68 to 0.63
                      2004    1,417         10.05          14,256        1.25          1.88                     6.84
                      2003    1,554          9.41          14,633        1.25          3.35                    17.53
                      2002    1,414       8.77 to 8.00     11,328        1.25          1.89            (14.35) to (14.36)

Short-Term Bond       2006      726     15.70 to 10.40     11,383     1.25 to 1        3.43                 3.53 to 3.27
                      2005      846     15.20 to 10.07     12,843     1.25 to 1        1.64                 1.18 to 0.66
                      2004    1,034         15.07          15,563        1.25          2.96                     0.16
                      2003    1,196         15.04          17,966        1.25          3.45                     1.49
                      2002      918    14.82 to 12. 08     13,594        1.25          4.17                 4.41 to 4.37

Small Cap Emerging
Growth                2006    1,000     13.07 to 11.56     11,647     1.25 to 1        0.00(a)            12.34 to 12.06
                      2005    1,226     11.67 to 10.31     12,772     1.25 to 1        0.00(a)            16.65 to 15.87
                      2004    1,351       9.34 to 8.90     12,148     1.25 to 1        0.00(a)              8.36 to 8.09
                      2003      177       8.62 to 8.23      1,467     1.25 to 1        0.00(a)            47.34 to 46.98
                      2002      171       5.85 to 5.60        965     1.25 to 1        0.24            (28.92) to (29.13)

Overseas Equity B     2006      962     14.29 to 13.33     12,822     1.25 to 1        0.90               18.57 to 18.27
                      2005    1,052     12.09 to 11.27     11,861     1.25 to 1        0.54               20.86 to 16.95
                      2004    1,213       9.78 to 9.64     11,687     1.25 to 1        0.48                 9.90 to 9.64
                      2003      611       8.90 to 8.79      5,368     1.25 to 1        1.47               31.05 to 30.70
                      2002      445       6.79 to 6.72      2,990     1.25 to 1        1.16               0.89 to (19.33)

Equity Index          2006    2,543     22.06 to 10.94     55,639     1.25 to 1        1.18               14.42 to 14.13
                      2005    3,105      19.32 to 9.57     59,379     1.25 to 1        0.22                 8.16 to 3.35
                      2004    1,318     18.70 to 10.08     23,943     1.25 to 1        1.78                 9.60 to 9.32
                      2003    1,511      17.10 to 9.20     24,686     1.25 to 1        3.00               27.16 to 26.83
                      2002    1,477      13.49 to 7.16     18,924     1.25 to 1        1.38            (23.08) to (23.27)

Blue Chip D           2006    1,879      38.40 to 8.47     16,191     1.25 to 1        0.25                 8.50 to 8.22
                      2005    2,107      35.40 to 7.82     16,847     1.25 to 1        0.00(a,b)           12.79 to 6.41(b)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES-- (CONTINUED)


                                                                              FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                             AT DECEMBER 31,             -----------------------------------------------------
                                  ------------------------------------   EXPENSE RATIO
                                   UNITS     UNIT FAIR VALUE    ASSETS     HIGHEST TO      INVESTMENT     TOTAL RETURN HIGHEST
SUB-ACCOUNT                       (000S)   HIGHEST TO LOWEST    (000S)      LOWEST*      INCOME RATIO**       TO LOWEST***
-----------                       ------   -----------------   -------   -------------   --------------   --------------------
Equity Income D            2006    2,121    $26.34 to $12.12   $35,139    1.25% to 1%       1.59%           17.87% to 17.57%
                           2005    2,444     22.34 to 10.30     34,558     1.25 to 1        0.00(a,b)        6.14 to 3.05(b)

Financial Services D       2006      813     20.49 to 13.53     16,271     1.25 to 1        0.47            21.94 to 21.63
                           2005    1,073     16.60 to 11.12     17,664     1.25 to 1        0.00(a,b)       14.17 to 11.23(b)

Global Bond D              2006      204     18.35 to 10.06      2,943     1.25 to 1        0.00(a)          4.23 to 3.96
                           2005      241     17.60 to 9.68       3,338     1.25 to 1        0.00(a,b)      (3.25) to (6.76)(b)

Health D                   2006      189     13.65 to 12.64      2,581        1.25          0.00(a)               7.09
                           2005      204    12.75 to  11.81      2,600    1.25 to 1.24      0.00(a,b)       22.08 to 18.07(b)

High Yield D               2006      637     12.07 to 11.28      7,528     1.25 to 1        6.56              9.38 to 9.07
                           2005      763     11.03 to 10.34      8,272     1.25 to 1        0.00(a,b)        5.89 to 3.43(b)

Large Cap Growth D         2006       --     12.00 to 3.78          --     1.25 to 1        0.46              1.98 to 1.90
                           2005    1,356     11.77 to 3.71       5,072     1.25 to 1        0.00(a,b)        6.31 to 2.07(b)

Mid Cap Index D            2006       73         13.17             964        1.25          0.64                  8.38
                           2005       71         12.15             866    1.25 to 1.24      0.00(a,b)           16.29(b)

Mid Cap Stock D            2006      266     33.84 to 13.05      9,015        1.25          0.00(a)               12.25
                           2005      297     30.14 to 11.62      8,940    1.25 to 1.24      0.00(a,b)       26.16 to 16.24(b)

Real Estate Securities D   2006      304     78.20 to 14.45      9,588     1.25 to 1        1.83             36.79 to 36.45
                           2005      350     57.17 to 10.59      8,259     1.25 to .15       0.00(a,b)       13.08 to 5.88(b)

Small Cap Index D          2006      334         14.51           4,841        1.25          0.54                  16.17
                           2005      367         12.49           4,586    1.25 to 1.24      0.00(a,b)           15.70(b)

Total Return D             2006      260     10.88 to 10.18      2,834        1.25          3.43              2.40 to 2.36
                           2005      244     10.63 to 9.94       2,594    1.25 to 1.24      0.00(a,b)       0.57 to (0.62)(b)

Total Stock Index D        2006    1,652         14.51          23,969        1.25          1.04                  13.90
                           2005    1,963         12.74          25,002   1.25 to 1.24       0.00(a,b)           10.21(b)

Capital Appreciation D     2006    1,264     12.12 to 3.81       4,861     1.25 to 1        0.00(a,b)        0.99 to 0.82(b)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES -- (CONTINUED)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the sub-account subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a.   Portfolio distributed no dividends during the period.

b. There were no new sub-accounts added for year 2004 and there were no funds closed during 2004,2003, or 2002. The commencement of sub-account operations for years 2005 and 2006 and the closing of sub-account operations for 2005 and 2006 are as follows:

SUB-ACCOUNTS OPENED          2006      2005
-------------------        --------   -----
Small Cap D                           May 2
Total Stock Index D                   May 2
Health D                              May 2
High Yield D                          May 2
Large Cap Growth D                    May 2
Mid Cap Index D                       May 2
Mid Cap Stock D                       May 2
Real Estate Securities D              May 2
Blue Chip D                           May 2
Capital Appreciation D     April 28

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES -- (CONTINUED)

SUB-ACCOUNTS CLOSED          2006      2005
-------------------        --------   -----
Equity Income D                       May 2
Financial Services D                  May 2
Global Bond D                         May 2
Total Return D                        May 2
Large Cap Growth                      May 2
Financial Industries                  May 2
Earnings Growth                       May 2
Large Cap Value                       May 2
Fundamental Value                     May 2
Mid Cap Growth                        May 2
Real Estate Equity                    May 2
High Yield Bond                       May 2
Global Bond                           May 2
Total Stock Index D                   May 2
Large Cap Growth D           May 1

7. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

JHVLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.


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